SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
                Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ x ]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[   ] Preliminary Proxy Statement  [   ]  Confidential, for Use of the
                                          Commission Only (as permitted by Rule
                              14a6(e)(2))
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                       The New Paraho Corporation
            (Name of registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[   ]  No fee required
[   ]  Fee computed on table below per Exchange Act Rule 14a-6(I)(4) and 0-
11.

  1)   Title of each class of securities to which transaction applies:
  Common

  2)   Aggregate number of securities to which transaction applies:
  50,772,982

  3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined): Fee based on value of note being forgiven of $866,000.

  4)   Proposed maximum aggregate value of transaction: $866,000

  5)   Total fee paid: $173.20

[  x ]  Fee paid previously with preliminary materials.
[    ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
  1)   Amount Previously Paid:
  2)   Form, Schedule or Registration Statement No.:
  3)   Filing Party:
  4)   Date Filed:


                       The New Paraho Corporation
                    Suite 104, 5387 Manhattan Circle
                        Boulder, Colorado  80303

                     SPECIAL MEETING OF STOCKHOLDERS
                              June 28, 2000

                       PROXY STATEMENT AND NOTICE

                         SOLICITATION OF PROXIES

    The enclosed proxy is being solicited by the Board of Directors of The New Paraho Corporation, a Colorado corporation ("Paraho" or the "Company"), for use at the Special Meeting of the Stockholders of Paraho (the "Special Meeting") to be held at 10:00 a.m., on June 28, 2000, at the principal office of the Company listed above, and at any adjournment thereof. This Proxy Statement serves as notice of the Special Meeting, a description of the proposals to be addressed at the Special Meeting, and a source of information on the Company and its management.

    Stockholders may revoke their proxies by delivering a written notice of revocation to the Secretary of the Company at any time prior to the exercise thereof, by the execution of a later-dated proxy by the same person who executed the prior proxy with respect to the same shares or by attendance at the Special Meeting and voting in person by the person who executed the prior proxy.

    The solicitation will be primarily by mail but may also include telephone, telegraph or oral communication by officers or regular employees. Officers and employees will receive no additional compensation in connection with the solicitation of proxies. All costs of soliciting proxies will be borne by Capital Consulting of Utah, Inc. The Company will not reimburse Capital Consulting of Utah, Inc., for the cost of soliciting
proxies or the preparation of this proxy statement.   The total amount
estimated in connection with the solicitation of shareholders is approximately $25,000. Should Proposal 1 be approved, Capital Consulting of Utah, Inc. will become the controlling shareholder of the Company.

The approximate mailing date of the proxy statement and proxy to stockholders is June 16, 2000.

   All proxies will be voted as specified. In the absence of specific instructions, proxies will be voted FOR:

(1) approval of the transfer of all or substantially all of the assets of Paraho to Shale Technologies, L.L.C.;

(2) the election of three Directors of Paraho to serve for a term of one year and until their successors are duly elected and qualified;

(3) approval of a plan of merger to effect a change of domicile from Colorado to Nevada and change the capitalization from 75,000,000 shares of common stock, par value $.01 to 100,000,000 common stock, par value $.001;

(4) approval of the change of the Company's corporate name to "NPC Holdings, Inc.";

(5)    approval of the Company's Stock Incentive Plan; and

(6) approval of all other matters by the persons named in the proxies in accordance with their judgment.

PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS ON THE PROXY. STOCKHOLDERS RECEIVING MORE THAN ONE PROXY BECAUSE OF SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES MUST COMPLETE AND RETURN EACH PROXY IN ORDER TO VOTE ALL SHARES TO WHICH ENTITLED.

OUTSTANDING SHARES AND VOTING RIGHTS

       Record Date. Stockholders of record at the close of business on May 25, 2000, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

       Shares Outstanding. As of May 25, 2000, a total of 50,772,982 shares of the Company's Common Stock (the "Common Stock") were outstanding and entitled to vote.

       One Shareholder Owns over 50% of the Issued and Outstanding Stock. Energy Resources Technology Land, Inc., ("ERTL") owns and controls approximately 82% of the issued and outstanding Common Stock of the
Company.   ERTL intends to vote on each of the proposals set forth in this
Proxy Statement and Notice as recommended by the Board of Directors of the Company. As a result of ERTL's controlling interest in the Common Stock of
the Company, each of the Proposals will therefore be approved.   However,
dissenting shareholders are afforded certain Dissenter's Rights under Colorado law, as set forth below.

    Voting Rights and Procedures. Each outstanding share of Common Stock is entitled to one vote on all matters submitted to a vote of stockholders.

    The Company's Bylaws and Colorado law require the presence, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote to constitute a quorum to convene the Special Meeting. Shares represented by proxies that reflect abstentions or "broker non-votes"
(i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

    Dissenters' Rights. Shareholders who own shares of the Company as of the Record Date may be entitled to assert dissenters' rights under Article 113 of the Colorado Business Corporation Act ("CBCA") in connection with the sale of the Company's assets and the plan of merger to change the domicile and capitalization of the Company. The following summary of the provisions of Article 113 is not intended to be a complete statement of such provisions and is qualified in its entirety by reference to the full text of Article 113, a copy of which is attached to the Proxy Statement as Appendix A and is incorporated herein by reference.

       In the event the sale of assets and the plan of merger are approved by the required vote of the Company's shareholders and the sale of assets and the plan of merger are not abandoned or terminated, each holder of shares of the Company's common stock who does not vote in favor of the sale and merger and who follows the procedures set forth in Article 113 will be entitled to have his shares of the Company's common stock purchased by the Company for cash at their Fair Value (as defined below). The "Fair Value" of shares of the Company's common stock will be determined as of the day before the first announcement of the proposed sale of assets and merger, excluding any appreciation or depreciation in anticipation of the proposed sale of assets and merger, except to the extent that exclusion would be inequitable. The shares of the Company's common stock with respect to which holders have perfected their purchase demand in accordance with
Article 113 and have not effectively withdrawn or lost such rights are referred to in this Proxy Statement as the "Dissenting Shares."

       Prior to the vote taken to approve the proposed sale of assets and merger at the Special Meeting, a shareholder who wishes to assert dissenters' rights must (a) deliver written notice to the Company of his intent to demand payment for shares if the proposed sale of assets and merger are approved and (b) may not vote any of his shares in favor of the proposed sale of assets or merger. Within ten days after approval of the sale of assets and merger by the Company's shareholders, the Company must mail a notice of such approval (the "Approval Notice") to all shareholders who are entitled to demand payment for their shares under Article 113, together with a copy of Article 113 and a form for demanding payment. If a shareholder's shares are held of record by a third party (for example, a broker), the record holder must either assert the dissent rights or must consent to the beneficial owner's assertion of dissent rights.

       A shareholder of the Company electing to exercise dissenters' rights must, within 30 days after the date on which the Approval Notice is mailed to such shareholder, demand in writing from the Company, the purchase of his shares of the Company's common stock and payment to the shareholder of their Fair Value and must submit the certificate(s) representing the Dissenting Shares to the Company in accordance with the terms of the Approval Notice. A shareholder who does not demand payment and deposit share certificates as required, by the date set in the Approval Notice, is not entitled to payment for shares under Article 113. A holder who elects to exercise dissenter's rights should mail or deliver his written demand for payment to the Company at Suite 104, 5387 Manhattan Circle, Boulder, Colorado 80303 directed to the attention of Mr. Kip Eardley. The demand should specify the holder's name and mailing address, the number of shares of the Company's common stock owned by such shareholder, and state that such holder is demanding purchase of his shares in payment of their Fair Value. Upon the later of the Effective Time and receipt by the Company of each payment demand made pursuant to Article 113, the Company shall pay the amount it estimates to be the Fair Value of the Dissenting Shares, plus interest at the rate of interest then paid by the Company on its principal loans, to each dissenter who has complied with the requirements of Article 113 and who has not yet received payment, together with certain financial information of the Company, an explanation of how interest was calculated and a copy of Article 113.

       Any holder of dissenting Shares who has not accepted an offer made by the Company may, within 30 days after the Company first offered payment for his shares, notify the Company in writing of his own estimate of the Fair Value of his shares and demand payment of the estimated amount, plus interest, less any payment made under Article 113, if (i) the holder of Dissenting Shares believes that the amount offered or paid by the Company under Article 113 is less than the Fair Value of the shares, or that the interest due was incorrectly calculated, (ii) the Company fails to make payment within 60 days after the date set by the Company as the date by which it must receive the payment demand, or (iii) the Company, having failed to consummate the proposed sale of assets and merger, does not return share certificates deposited by a holder as required by Article 113. If the Company and the shareholder fail to agree upon the Fair Value of the shares, then within 60 days after receiving the payment demand, the Company must petition the District Court of Jefferson County (the "Court") to determine the Fair Value of such holder's shares of the Company's common stock. If the Company does not commence the proceeding within the 60-day period, it shall pay each holder of Dissenting Shares whose demand remains unresolved the amounts demanded. The Company shall make all holders of Dissenting Shares whose demands remain unresolved parties to the proceeding as an action against their shares. The Court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of Fair Value. Each holder of Dissenting Shares made a party to the proceeding is entitled to judgment for the amount, if any, by which the Court finds that the Fair Value of his shares, plus interest, exceeds the amount paid by the Company.

       If any holder of shares of the Company's common stock who demands the purchase of his shares under Article 113 fails to perfect, or effectively withdraws or loses his right to, such purchase, the shares of such holder will be returned to such holder.

          APPROVAL OF THE TRANSFER OF ALL OR SUBSTANTIALLY ALL
OF THE ASSETS OF THE NEW PARAHO CORPORATION TO SHALE TECHNOLOGIES, L.L.C.
                            (PROPOSAL NO. 1)

At the Special Meeting, stockholders will be asked to approve the transfer of all or substantially all of the assets of The New Paraho Corporation to Shale Technologies, L.L.C. A copy of the proposed
Acquisition Agreement is presented in Appendix B to this proxy statement for your review and approval.

Purpose of the Disposition of Assets

       Since inception, the Company has attempted to pursue business opportunities utilizing its proprietary technology applicable to the retorting of oil from shale by use of an aboveground, vertical shaft retort. In this effort, the Company has acquired additional intellectual properties for testing and commercial development of the use of shale oil in the production of asphalt and has acquired interests in oil shale lands. The Company has not been successful in obtaining the necessary funding to pursue its objectives and has exhausted its financial resources. The Company has not had operations for the past year.

       As reported in the Company's Form 10-KSB report for the fiscal year ended June 30, 1999, the Company may be required to sell assets or liquidate to meet its obligations. Currently, the Company is indebted in the amount of $866,000 to Shale Technologies, L.L.C. The indebtedness is pursuant to a promissory note originally dated August 29, 1989, which was assigned to Shale Technologies, L.L.C. The audited assets of the Company as of June 30, 1999 were $190,000 and as of March 31, 2000, the unaudited assets were $117,577. The Company has not been able to commence its intended business operations and consequently has not generated any revenue. Further, the Company has been unable to find a funding source to pursue operations.

       In view of the current financial situation of the Company, Management has determined it is in the best interest of the shareholders to sell all the assets of the Company in return for cancellation of debt, assumption of all liabilities and indemnification from any and all environmental causes of action. This decision has been approved by the directors of the Company who are not related to either ERTL, the Tell ERTL Family Trust, or Shale Technologies, L.L.C. By selling the assets and reducing liabilities to zero, the Company will be situated to pursue a new business venture.

       The pro forma financial statements showing the effect of the sale of assets of the Company are presented in Appendix E of this proxy statement.

Interested Parties

       Certain officers and directors of the Company either directly or indirectly control approximately 82% of the Company's issued and outstanding stock. These same officers and directors indirectly control Shale Technologies, L.L.C., to whom the Company desires to sell the assets in return for cancellation of debt, assumption of liabilities and indemnification from environmental causes of action. Further, these same officers and directors are the parties to whom the debt is owed, either directly or indirectly.

Theo Ertl, Joseph L. Fox, Jann Ertl, Jill Ertl, Twig Ertl and Buff
Ertl Palm are all either directors, officers or five-percent or greater shareholders, or a combination of the above, of ERTL, which owns approximately 82% of the Company's outstanding common stock. These parties also, either directly or indirectly, control Shale Technologies, L.L.C., a wholly owned subsidiary of ERTL.

Theo Ertl, Jann Ertl, Jill Ertl, Twig Ertl and Buff Ertl Palm are all beneficiaries of the Tell Ertl Family Trust (the "Trust"). Joseph L. Fox and Theo Ertl are trustees of the Trust. The Trust had extended a $5,500,000 line of credit to the Company, the remaining balance of which currently is due on July 1, 2000. As of June 30, 1995, the Company had drawn substantially all of the funds available under this line of credit. At that time, in recognition of the Company's inability to repay the interest on this note, the Trust waived unpaid interest accrued to date and eliminated further interest accruals. The Company had used the line of credit to fund the Asphalt Feasibility Program. On December 18, 1996, the Company used funds from the annual principal payment received on its note receivable from The Oil Shale Corporation to reduce the principal amount of the note payable to the Trust. Also on that date, New Paraho executed an assignment to the Trust of its interest in the note receivable, in the amount of $3,083,120. These payments, in addition to two other principal payments to the Trust during fiscal year 1997 have reduced the total amount outstanding on the line of credit to $865,596. This note was subsequently assigned to Shale Technologies, L.L.C.

Certain Colorado oil shale land (the "Mahogany Land"), which the Company mined for purposes of the Asphalt Feasibility Program, is owned 37 1/2% by the Trust, 37 1/2% by certain trusts of which Jann Ertl, Jill Ertl, Twig Ertl, Buff Ertl Palm and others are beneficiaries (the "Children's Trusts"). The other 25% is owned by unrelated parties.

If the disposition of the assets is approved by the shareholders, Capital Consulting of Utah, Inc., a Utah corporation will purchase the 41,784,562 shares of common stock owned by ERTL for $100,000 and thus become the majority shareholder of the Company. Prior to the effect of this transaction, Capital Consulting of Utah, Inc., was not an affiliate or shareholder of the Company.

Assets to be Sold

       The Company intends on selling all of its assets which are more fully set forth on the enclosed unaudited financial statements. The property consists of three patents, office equipment, plant equipment, land, and leases to mineral rights. The Company did not engage the services of a disinterested "Special Review Person," or an independent appraisal of the assets to be sold, rather, the Company has relied upon the stated values as verified by the Company's auditors.

Consideration

       In return for the assets of the Company, the purchasers will cancel the outstanding debt in the amount of $866,000, assume any remaining liabilities and indemnify the Company against any causes of action under the environmental laws.

Business Strategy

       Should the shareholders approve this proposal, the Company intends to seek, investigate, and if warranted, acquire an interest in a business opportunity. The Company does not propose to restrict its search for a business opportunity to any particular industry or geographical area and may, therefore, engage in essentially any business in any industry. The Company has unrestricted discretion in seeking and participating in a business opportunity, subject to the availability of such opportunities, economic conditions and other factors.

The selection of a business opportunity in which to participate is complex and extremely risky and will be made by management in the exercise of its business judgment. There is no assurance that the Company will be able to identify and acquire any business opportunity which will ultimately prove to be beneficial to the Company and its shareholders.

The activities of the Company are subject to several significant risks which arise primarily as a result of the fact that the Company has no specific business and may acquire or participate in a business opportunity based on the decision of management which will, in all probability, act without the consent, vote, or approval of the Company's shareholders.

Sources of Opportunities

It is anticipated that business opportunities may be available to the Company from various sources, including its officers and directors, professional advisers, securities broker-dealers, venture capitalists, members of the financial community, and others who may present unsolicited proposals.

The Company will seek a potential business opportunity from all known sources, but will rely principally on personal contacts of its officers and directors as well as indirect associations between them and other business and professional people. Although the Company does not anticipate engaging professional firms specializing in business acquisitions or reorganizations, if management deems it in the best interests of the Company, such firms may be retained. In some instances, the Company may publish notices or advertisements seeking a potential business opportunity in financial or trade publications.

Criteria

The Company will not restrict its search to any particular business, industry or geographical location. The Company may acquire a business opportunity or enter into a business in any industry and in any stage of development. The Company may enter into a business or opportunity involving a "start-up" or new company. The Company may acquire a business opportunity in various stages of its operation.

In seeking a business venture, the decision of management of the Company will not be controlled by an attempt to take advantage of an anticipated or perceived appeal of a specific industry, management group, or product or industry, but will be based upon the business objective of seeking long-term capital appreciation in the real value of the Company.

In analyzing prospective business opportunities, management will consider such matters as the available technical, financial and managerial resources; working capital and other financial requirements; the history of operations, if any; prospects for the future; the nature of present and expected competition; the quality and experience of management services which may be available and the depth of the management; the potential for further research, development or exploration; the potential for growth and expansion; the potential for profit; the perceived public recognition or acceptance of products, services, trade or service marks, name identification; and other relevant factors.

Generally, the Company will analyze all available factors in the circumstances and make a determination based upon a composite of available facts, without reliance upon any single factor as controlling.

Methods of Participation of Acquisition

Specific business opportunities will be reviewed and, on the basis of that review, the legal structure or method of participation deemed by management to be suitable will be selected. Such structures and methods may include, but are not limited to, leases, purchase and sale agreements, licenses, joint ventures, other contractual arrangements, and may involve a reorganization, merger or consolidation transaction. The Company may act directly or indirectly through an interest in a partnership, corporation, or other form of organization.

Procedures

As part of the Company's investigation of business opportunities, officers and directors may meet personally with management and key personnel of the firm sponsoring the business opportunity, visit and inspect material facilities, obtain independent analysis or verification of certain information provided, check references of management and key personnel, and conduct other reasonable measures.

The Company will generally request that it be provided with written materials regarding the business opportunity containing such items as a description of product, service and company history; management resumes; financial information; available projections with related assumptions upon which they are based; an explanation of proprietary products and services; evidence of existing patents, trademarks or service marks or rights thereto; present and proposed forms of compensation to management; a description of transactions between the prospective entity and its affiliates; relevant analysis of risks and competitive conditions; a financial plan of operation and estimated capital requirements; and other information deemed relevant.

Vote and Recommendation

       Approval of the disposition of the assets will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 1 will be treated as votes against Proposal 1. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 1 and will not be counted as votes for or against Proposal 1. Properly executed, unrevoked Proxies will be voted FOR Proposal 1 unless a vote against Proposal 1 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Sale of Assets.

                          ELECTION OF DIRECTORS
                            (PROPOSAL NO. 2)

       The Company's Articles of Incorporation and Bylaws authorize a Board comprised of not more than twelve members. Shareholders will be asked to elect three new Directors.

       Set forth below for each nominee for election as a Director, based on information supplied by him, are his name, age as of the date of the Special Meeting, any presently held positions with the Company, his principal occupation now and for the past five years, other Directorships in public companies and his tenure of service with the Company as a Director. Each shall hold office until the annual meeting of stockholders in 2001.

Nominees For Election As Directors

       Kelly H. Adams, 47 years old. Mr. Adams is the General Sales Manager for The Utah Auto Collection, a new and used automobile dealership. He has worked in the automobile industry since 1988. Over the years, he has received numerous awards and certifications including the Ford Motor Credit Top Five Dealer Award.

       Pete R. Falvo, 64 years old. Mr. Falvo is a self employed Real Estate Agent with Realty Executives. He represents buyers and sellers of residential and commercial properties and has been a realtor since 1970.
Mr. Falvo has served in several capacities on the Salt Lake Board of Realtors.

       Christopher J. Nielsen, 41 years old. Mr. Nielsen is employed as a sales executive to EIS. EIS is a distributor of manufacturing supplies. Mr. Nielsen has worked in sales for the past twenty years.

Vote and Recommendation

       Each Director is elected by vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Special Meeting. Abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Unless instructed to the contrary, the shares represented by the proxies will be voted FOR the election of the nominees named above as directors. Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the proxies will be voted for such other person or persons as may be designated by the Company's Board of Directors.

The Board Recommends a Vote "For" The Nominees

                  APPROVAL OF PLAN OF MERGER TO EFFECT
                 A CHANGE OF DOMICILE AND CAPITALIZATION
                            (PROPOSAL NO. 3)

       At the Special Meeting, stockholders will be asked to approve a plan of merger to effect a change of domicile from the state of Colorado to the state of Nevada. A copy of the proposed plan of merger is attached to this proxy statement as Appendix C and incorporated herein by reference.
Management of the Company believes the change of domicile will benefit the shareholders in that Nevada corporate law allows the board of directors greater versatility in performing business operations of the Company.
Further, shareholders will be asked to approve a change in capitalization of the Company from 75,000,000 shares of common stock, par value $.01 to 100,000,000 shares of common stock, par value $.001. Management of the Company believes changing the capital structure of the corporation will provide the Company broader discretion in acquiring potential business opportunities.

The Board of Directors believes that a change of domicile to the state of Nevada will provide greater opportunities for the company to seek alternative forms of business. Nevada's corporate laws and tax structure favor companies organized within the State. The Board of Directors also believes that many of the prospective acquisition candidates that might consider the company as a reverse acquisition candidate will view Nevada as a favorable venue.

If the reorganization is approved, the Company will merge with a
wholly owned subsidiary organized in Nevada.   Once the reorganization is
approved, the company will seek reverse acquisition candidates with viable business operations, with the intention of merging the new business operations into the company. If this objective is successfully accomplished, the existing shareholders of the company may hold a minority ownership position in the merged entity.

If approved by the shareholders of the Company's common stock, it is anticipated that the merger will become effective immediately upon the later of the filing of articles of merger with the Secretary of State of Colorado in accordance with Article 7-111-105 of the CBCA and the filing of articles of merger with the Secretary of State of Nevada in accordance with
Section 78.770 of the Nevada Revised Statutes. However, the agreement and plan of merger may be terminated and abandoned by action of the respective Boards of Directors of the Company and the Nevada Company.

Upon filing the Colorado Corporation will cease to exist, the Nevada Corporation will be the surviving corporation in the merger, and the current shareholders of the Colorado Corporation will then own an equivalent number of shares of common stock in the Nevada Corporation.

The Nevada Company is being organized with 100,000,000 shares of common stock, $0.001 par value, authorized. Upon approval of the reorganization, the Company will merge with and into the Nevada Company, and the Nevada Company will be the surviving company. The Colorado corporation will cease to exist upon filing of Articles of Merger. Shareholders of the Company will receive new certificates representing their interest in the Nevada Company in replacement for their shares of Paraho, on a share for share basis.

The reorganization will not alter the percentages of ownership of individual shareholders in the Company, but the increase in authorized common stock creates the potential for substantial additional dilution. The Board of Directors believes that the increase in capitalization is necessary to effectively seek acquisition candidates. It is likely that additional shares will be issued in any such acquisition, and such issuance will dilute existing ownership. The effect of such dilution on the value of the shares cannot be determined at this time.

Vote and Recommendation

       Approval of the plan of merger to effect a change in domicile and capitalization will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 3 will be treated as votes against Proposal 3. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 3 and will not be counted as votes for or against Proposal 3. Properly executed, unrevoked Proxies will be voted FOR Proposal 3 unless a vote against Proposal 3 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Change of Domicile and Capitalization.

                        CHANGE IN CORPORATE NAME
                            (PROPOSAL NO. 4)

       Due to the evolving nature of the Company's business and as part of the Acquisition Agreement (see Proposal 1) where the Company has agreed to transfer the name "The New Paraho Corporation", the Board of Directors has determined that it is the best interests of the Company to change its corporate name to NPC Holdings, Inc. The Board of Directors has approved a change in the Company's corporate name to NPC Holdings, Inc. Subject to stockholder approval, NPC Holdings, Inc. will be the name of the Company.
The name change will be effected by an amendment to the Company's Articles of Incorporation.

Vote and Recommendation

       Approval of the change in corporate name will require the affirmative vote of the holders of a majority of the issued and outstanding shares of Common Stock. Abstentions as to this Proposal 4 will be treated as votes against Proposal 4. Broker non-votes, however, will be treated as unvoted for purposes of determining approval of Proposal 4 and will not be counted as votes for or against Proposal 4. Properly executed, unrevoked Proxies will be voted FOR Proposal 4 unless a vote against Proposal 4 or abstention is specifically indicated in the Proxy.

The Board of Directors Recommends a Vote "For" the Corporate Name Change.

                        APPROVAL OF THE COMPANY'S
                          INCENTIVE STOCK PLAN
                            (PROPOSAL NO. 5)

At the Special Meeting, stockholders will be asked to approve the Company's Long-Term Stock Incentive Plan (the "Plan"). The Plan is being submitted to stockholders in order to satisfy the stockholder approval requirements of Section 422 and Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). A copy of the Plan is presented in Appendix D to this proxy statement for your review and approval.

Purpose of the Plan

       The purposes of the Plan are to enhance the growth and profitability of the Company by providing the incentive of long-term rewards to employees and consultants, to attract and retain employees and consultants of outstanding competence and ability, to encourage long-term stock ownership by employees and consultants, and to further align the interests of such employees with those of the stockholders by providing them with the incentive of long-term rewards through and an opportunity for capital accumulation in the form of a proprietary interest in the Company. The
Plan is not a pension, profit-sharing, or stock bonus plan designed to qualify under Section 401(a) of the Code or employee benefit plan subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

       Additional purposes of the Plan are to satisfy the stockholder approval requirements of Section 422 and 162(m) of the Code. Section 422 provides for incentive stock option awards that have beneficial tax consequences for employees, and thereby facilitates the broader purposes of the Plan.

Section 162(m) of the Code disallows a public company's deductions for employee remuneration exceeding $1,000,000 per year for its Chief Executive Officer and other four most highly compensated officers, but contains an exception for "performance-based compensation" that meets certain requirements. In order for the Plan to meet these requirements, the material terms of the Plan must be approved by the Company's stockholders, as set forth herein. Although the Company does not expect compensation to approach the $1,000,000 limit in the foreseeable future, the Plan is intended to qualify grants of stock options, stock awards, and cash awards made under the Plan as "performance-based compensation" pursuant to section 162(m) of the Code should that circumstance ever arise. The Plan limits the number of shares subject to options and stock awards granted to any individual in any calendar year to no more than 50,000 shares.

Any award intended to be "performance-based compensation" shall be conditioned on the achievement of one or more performance measures and shall be made during the period required under Section 162(m). The Plan specifies one performance measure, which is positive income from continuing operations. This means that for any fiscal year in which the Company has positive income from continuing operations the Executive Compensation Committee may grant awards intended to be performance-based compensation within the meaning of Section 162(m). Other "performance measures" that may be used by the Executive Compensation Committee for such awards shall be based on one or more of the following:

       (i) operating profits (including earnings before interest expense, taxes, depreciation, and amortization), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price, working capital, shareholder equity, and economic profit, which may be measured on a Company, subsidiary, or business unit basis; or

       (ii) any one or more of the performance criteria set forth in the next preceding subparagraph (i) measured on the basis of a relative comparison of Company, subsidiary, or business unit performance to the performance of a peer group of entities or other external measure of the selected performance criteria;

provided, that profit, earnings, and revenues used for any performance measure shall exclude: gains or losses on operating asset sales or dispositions; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items described in applicable accounting principles.

Description of the Plan

The purpose of the Plan is to provide directors, officers, employees, and consultants with additional incentives by increasing their ownership interests in the Company. Directors, officers, and other employees of the Company and its subsidiaries are eligible to participate in the Plan. In addition, awards may be granted to consultants providing valuable services to the Company. Awards under the Plan may include incentive stock options ("ISOs"), non-qualified stock options ("NQSOs"), stock appreciation rights, stock units, restricted stock, restricted stock units, performance shares, performance units, or cash awards.

The Plan provides for administration by an Executive Compensation
Committee of the Board, and in the absence of such a committee, the Board of Directors. It is expected that an Executive Compensation Committee will be formed in 2000 following the Special Meeting. The Executive Compensation Committee generally has discretion to determine the terms of a Plan Award, including the type of award, number of shares or units covered by the award, option price, term, vesting schedule, and post-termination exercise period or payment. Notwithstanding this discretion: (i) the number of shares subject to an award granted to any individual in any calendar year may not exceed 50,000 shares; (ii) the option price per share of Common Stock may not be less than 100% of the fair market value of such share at the time of grant or 110% of the fair market value of such shares if the option is granted to a stockholder owning more than 10% of the combined voting power of all classes of the stock of the Company or a parent or subsidiary on the date of the grant of the option (a "10% stockholder"); and (iii) the term of any ISO may not exceed 10 years, or five years if the option is granted to a 10% stockholder. No outstanding stock option or other award under the Plan has been granted subject to the receipt of stockholder approval of the Plan.

A maximum of 250,000 shares of Common Stock may be subject to outstanding awards under the Plan. Shares of Common Stock which are attributable to awards which have expired, terminated, or been canceled or forfeited during any calendar year are available for issuance or use in connection with future awards.

The Plan will remain in effect indefinitely, unless earlier terminated by the Board of Directors. No ISO may be granted more than 10 years after the original adoption of the Plan by the Board. The Plan may be amended by the Board of Directors without the consent of the stockholders of the Company, except that stockholder approval is required for any amendment that materially increases the aggregate number of shares of stock that may be issued under the Plan or materially modifies the requirements as to eligibility for participation in the Plan.

Tax Treatment of Awards

Incentive Stock Options. An employee will not recognize federal taxable income, upon either the grant or exercise of the ISO. However, for purposes of the alternative minimum tax imposed under the Code, in the year in which an ISO is exercised, the amount by which the fair market value of the shares acquired upon exercise exceeds the exercise price will be treated as an item of adjustment and included in the computation of the recipient's alternative minimum taxable income. An employee who disposes of the shares acquired upon exercise of an ISO after two years from the date the ISO was granted and after one year from the date such shares were issued upon exercise of the ISO will recognize long-term capital gain or loss in the amount of the difference between the amount realized on the sale and the exercise price, and the Company will not be entitled to any tax deduction by reason of the grant or exercise of the ISO. As a general rule, if an employee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), his or her gain recognized on such a disposition will be taxed as ordinary income to the extent of the difference between the fair market value of such shares on the date of exercise and the exercise price, and the Company will be entitled to a deduction in that amount. The gain, if any, in excess of the amount recognized as ordinary income on such a disqualifying disposition will be long-term or short-term capital gain, depending upon the length of time the shares were held prior to disposition.

Non-Qualified Stock Options. There are no federal income tax consequences to an individual or to the Company upon the grant of an NQSO under the Plan. Upon the exercise of an NQSO, an individual will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the exercise price of the NQSO, and the Company generally will be entitled to a corresponding federal income tax deduction. Upon the sale of shares acquired by the exercise of an NQSO, an individual will have a capital gain or loss (long-term or short-term depending upon the length of time the shares were held) in an amount equal to the difference between the amount realized upon the sale and the individual's adjusted tax basis in the shares (the exercise price plus the amount of ordinary income recognized by the individual at the time of exercise of the NQSO).

     Stock Appreciation Rights. There are no federal income tax consequences to an individual or to the Company upon the grant of a SAR under the Plan. Upon the exercise of a SAR, an individual will recognize ordinary compensation income in an amount equal to the consideration received, and the Company generally will be entitled to a corresponding federal income tax deduction. If the SAR is paid by the Company in shares of stock, sale of the shares will result in a long-term or short-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the individual's adjusted tax basis in the shares (the amount of ordinary income recognized by the individual at the time of exercise of the
SAR).

       Other Stock or Unit Awards. Generally, stock units, restricted stock, restricted stock units, performance shares, and performance units have no federal income tax consequences at the time of grant, because the awards are subject to a vesting schedule or other conditions rendering the awards subject to a risk of forfeiture. The recipient of the award may make an election under Section 83 of the Code to realize ordinary compensation income at the time of grant equal to the fair market value of the award at that time, in which case the Company is entitled to a corresponding federal income tax deduction. If no Section 83 election is made, then ordinary compensation income is not recognized until the risk of forfeiture lapses, and the Company is entitled to a federal income tax deduction at that time. Subsequent sale of the shares will result in a long-term or short-term capital gain or loss in an amount equal to the difference between the amount realized upon the sale and the recipient's adjusted tax basis in the shares (the amount of ordinary income recognized through the Section 83 election or, if no such election is made, at the time the risk of forfeiture lapses).

Vote Required

       The proposal to approve the Incentive Stock Plan must be approved by the affirmative vote of a majority of the shares of voting stock present and voted on the proposal, in person or by proxy, at the Special Meeting. Abstentions will have the effect of a negative vote on the proposal. If no direction is indicated on the proxy, the shares represented by the proxy will be voted FOR the proposal. "Broker Non-votes" as to the proposal will not affect the outcome of the vote on the proposal.

The Board of Directors Recommends a Vote "For" the approval of the Company Incentive Stock Plan.

       SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

       The table on the following page sets forth as of May 25, 2000, the number and percentage of the outstanding shares of Common Stock which, according to the information supplied to the Company, were beneficially owned by (i) each person who is currently a director of the Company, (ii) each Named Executive Officer (as defined below), (iii) all current directors and executive officers of the Company as a group and (iv) each person who, to the knowledge of the Company, is the beneficial owner of more than 5% of the outstanding Common Stock. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

Name and Address of              Amount and Nature          Percent of Class
Beneficial Owner               of Beneficial Ownership
                                  of Common Stock


Energy Resources Technology        41,784,562               82%
Land, Inc., ("ERTL)
5387 Manhattan Circle, #104
Boulder, COO  80303

Larry A. Lukens (1)                       -0-               -0-

Adam Reeves (1)                       46,186                 *

William J. Murray, Jr. (1)            63,280                 *

Theo Ertl (1)                     42,080,562 (2)(3)      82.87% (2)(3)

Joseph L. Fox (1)                 41,858,562 (2)(4)      82.44% (2)(4)

Jann Ertl (1)                             -0-               -0-

Jill Ertl (1)                             -0-               -0-

Twig Ertl (1)                         20,000                 *

Buff Ertl Palm (1)                    12,100                 *

Peter Richard (1)                      3,000                 *

All Directors and Officers
As a group (10 Persons)              218,566             83.31%

* Indicates ownership of less than 1% of the class.

(1)    Officer and/or director of the Company.

(2) Theo Ertl and Joseph L. Fox are trustees of the Theo Ertl Revocable Trust, which holds 83% of the voting stock of ERTL. J Because of their positions and ownership, Theo Ertl and Joseph L. Fox have the power to affect the manner in which ERTL votes or disposes of the shares of the Company owned by ERTL.

(3) Theo Ertl is the trustee of the Buff Ertl White Trust, the Jill Ertl Esbensen Trust, the Jann Ertl Trust, and the Twig Ertl Trust, each of which owns 74,000 shares of the Company's common stock. As trustee of these trusts, Theo Ertl has the power to affect the manner in which the trusts vote or dispose of the shares of the Company owned by the trusts.

(4) Joseph Fox is the majority shareholder of JLF Investments, Inc., which owns 74,000 shares of the Company's common stock.

                           EXECUTIVE OFFICERS

     All executive officers are elected by the Board and hold office until the next Annual Meeting of stockholders and until their successors are elected and qualify.

                         EXECUTIVE COMPENSATION

Annual Compensation

     The following table sets forth certain information regarding the annual and long-term compensation for services in all capacities to the Company for the prior fiscal year ended December 31, 1999 of those persons who were either (i) the chief executive officer of the Company during the last completed fiscal year or (ii) one of the other four most highly compensated executive officers of the Company as of the end of the last completed fiscal year whose annual salary and bonuses exceeded $100,000 (collectively, the "Named Executive Officers").

Name and                                          Long Term     All Other
Principal           Annual Compensation          Compensation  Compensation
Position                                                             (1)
           Year  Salary($)  Bonus($) Other Annual   Options/
                                     Compensation   SARs(#)
Joseph L. Fox
President,
Chief Executive
Officer (1) 1999    -0-      -0-        -0-          -0-            -0-

(1) Mr. Fox's salary is paid entirely by ERTL. ERTL then bills the Company for the amount of salary related to the time spent by Mr. Fox on business pertaining to the Company.

Employment and Other Arrangements

     The Company has no agreement or understanding, express or implied, with any officer, director, or principal stockholder, or their affiliates or associates, regarding employment with the Company or compensation for
services.   There are no other plans, understandings, or arrangements
whereby any of the Company's officers, directors, or principal stockholders, or any of their affiliates or associates, would receive funds, stock, or other assets in connection with operating the Company.

Stock Options and Warrants

     No stock options were issued to any of the Named Executive Officers during fiscal year 1999.

             CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following discussion includes certain relationships and related transactions which occurred during the Company's fiscal year ended December 31, 1999.

Theo Ertl, Joseph L. Fox, Jann Ertl, Jill Ertl, Twig Ertl and Buff
Ertl Palm are all either directors, officers or five-percent or greater shareholders, or a combination of the above, of ERTL.

Theo Ertl, Jann Ertl, Jill Ertl, Twig Ertl and Buff Ertl Palm are all beneficiaries of the Tell Ertl Family Trust (the "Trust"). Joseph L. Fox and Theo Ertl are trustees of the Trust. The Trust had extended a $5,500,000 line of credit to the Company, the remaining balance of which currently is due on July 1, 2000. As of June 30, 1995, the Company had drawn substantially all of the funds available under this line of credit. At that time, in recognition of the Company's inability to repay the interest on this note, the Trust waived unpaid interest accrued to date and eliminated further interest accruals. The Company had used the line of credit to fund the Asphalt Feasibility Program. On December 18, 1996, the Company used funds from the annual principal payment received on its note receivable from The Oil Shale Corporation to reduce the principal amount of the note payable to the Trust. Also on that date, New Paraho executed an assignment to the Trust of its interest in the note receivable, in the amount of $3,083,120. These payments, in addition to two other principal payments to the Trust during fiscal year 1997 have reduced the total amount outstanding on the line of credit to $865,596. This note was subsequently assigned to Shale Technologies, L.L.C.

Certain Colorado oil shale land (the "Mahogany Land"), which the Company mined for purposes of the Asphalt Feasibility Program, is owned 37 1/2% by the Trust, 37 1/2% by certain trusts of which Jann Ertl, Jill Ertl, Twig Ertl, Buff Ertl Palm and others are beneficiaries (the "Children's Trusts"). The other 25% is owned by unrelated parties. The trustees of the Trust, the trustee of the Children's Trusts and the remaining owners have agreed to grant the Company the right, at no cost, to extract sufficient oil shale from the Mahogany Land to conduct the Asphalt Feasibility Program. If the Asphalt Feasibility Program is successful, the Company would negotiate with the trustees of the Trust, the trustee of the Children's Trusts and the remaining owners for additional mining rights. Any ore that is extracted will be accounted for so as to reflect the comparable cost of extracting the oil shale from property owned by unrelated parties.

                RESTRICTION ON TRANSFER OF CONTROL SHARES

     If the disposition of the assets is approved by the shareholders, Capital Consulting of Utah, Inc. will purchase the 41,784,562 shares of common stock owned by ERTL for $100,000 and thus become the majority shareholder of the Company. Following the effect of this transaction, Capital Consulting of Utah, Inc., will be an affiliate and controlling shareholder of a "shell" corporation with no assets and no specific business plan or purpose, other than to engage in a merger or acquisition with an unidentified company or companies, or other entity or person. It is the position of the SEC, as set forth in its January 2000 letter to Ken Worm of the NASD, that Capital Consulting of Utah, Inc. and any of its transferees, are "underwriters" of the 41,784,562 shares, and accordingly these shares can only be sold through registration under the Securities Act. Similarly, it is the SEC's position that these shares are unavailable for resale pursuant to Rule 144.

                            OTHER INFORMATION

     Section 16(a) of the Securities Exchange Act of 1934 requires officers and Directors of the Company and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in their ownership with the Securities and Exchange Commission, and forward copies of such filings to the Company. Based on the copies of filings received by the Company, during the most recent fiscal year, the directors, officers, and beneficial owners of more than ten percent of the equity securities of the Company registered pursuant to
Section 12 of the Exchange Act, have filed on a timely basis, all required Forms 3, 4, and 5 and any amendments thereto.

                          FINANCIAL INFORMATION

     The Company's audited financial statements as of June 30, 1999, as presented in the Company's 10-KSB for the period ended June 30, 1999, the Company's unaudited financial statements as of March 31, 2000, as presented in the Company's 10-QSB for the period ended March 31, 2000, both as filed with the Securities and Exchange Commission, as well as the Company's pro forma financial statements showing the effect of the sale of assets of the Company, are incorporated by reference, and are presented in Appendix E of this proxy statement.

                                FORM 10-K

     THE COMPANY WILL PROVIDE WITHOUT CHARGE A COPY OF THE COMPANY'S MOST RECENT REPORT ON FORM 10-KSB, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON WRITTEN REQUEST TO THE COMPANY'S SECRETARY AT THE NEW PARAHO CORPORATION, SUITE 104, 5387 MANHATTAN CIRCLE, BOULDER, COLORADO 80303.

                              OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors of the Company knows of no other matters which may come before the Special Meeting. However, if any matters other than those referred to herein should be presented properly for consideration and action at the Special Meeting, or any adjournment or postponement thereof, the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

Dated:    June 16, 2000


                               APPENDIX A

Colorado Business Corporation Act

Article 13

Dissenters' Rights

7-113-101. DEFINITIONS

For purposes of this article:

(1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominee as the record shareholder.

(2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer.

(3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article.

(4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extent that exclusion would be inequitable.

(5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S.

(6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204.

(7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102. RIGHT TO DISSENT

(1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the corporation is a party if:

(I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation; or

(II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;

(b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired;

(c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102 (1); and

(d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102 (2).

(1.3) A shareholder is not entitled to dissent and obtain payment, under subsection (1) of this section, of the fair value of the shares of any class or series of shares which either were listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or were held of record by more than two thousand shareholders, at the time of:

(a) The record date fixed under section 7-107-107 to determine the shareholders entitled to receive notice of the shareholders, meeting at which the corporate action is submitted to a vote;

(b) The record date fixed under section 7-107-104 to determine shareholders entitled to sign writings consenting to the corporate action; or

(c) The effective date of the corporate action if the corporate action is authorized other than by a vote of shareholders.

(1.8) The limitation set forth in subsection (1.3) of this section shall not apply if the shareholder will receive for the shareholder's shares, pursuant to the corporate action, anything except:

(a) Shares of the corporation surviving the consummation of the plan of merger or share exchange;

(b) Shares of any other corporation which at the effective date of the plan of merger or share exchange either will be listed on a national securities exchange registered under the federal Securities Exchange Act of 1934, as amended, or on the national market system of the national association of securities dealers automated quotation system, or will be held of record by more than two thousand shareholders;

(c) Cash in lieu of fractional shares; or

(d) Any combination of the foregoing described shares or cash in lieu of fractional shares.

(2) (Deleted by amendment, L. 96, p. 1321, ss.30, effective June 1, 1996.)

(2.5) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of a reverse split that reduces the number of shares owned by the shareholder to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7-106-104.

(3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors.

(4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103. DISSENT BY NOMINEES AND BENEFICIAL OWNERS

(1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights . The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders.

(2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:

(a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

(b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.

(3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights . Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-113-201. NOTICE OF DISSENTERS' RIGHTS

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the meeting. Failure to give notice as provided by this subsection (1) shall not affect any action taken at the shareholders' meeting for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (1).

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given, but any shareholder who was entitled to dissent but who was not given such notice shall not be precluded from demanding payment for the shareholder's shares under this article by reason of the shareholder's failure to comply with the provisions of section 7-113-202 (2).

7-113-202. NOTICE OF INTENT TO DEMAND PAYMENT

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (1), a shareholder who wishes to assert dissenters' rights shall:

(a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and

(b) Not vote the shares in favor of the proposed corporate action.

(2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104 and if notice of dissenters' rights has been given to such shareholder in connection with the action pursuant to section 7-113-201 (2), a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action.

(3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203. DISSENTERS' NOTICE

(1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall give a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article.

(2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 and shall:

(a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action;

(b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited;

(c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

(d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;

(e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given;

(f) State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and

(g) Be accompanied by a copy of this article.

7-113-204. PROCEDURE TO DEMAND PAYMENT

(1) A shareholder who is given a dissenters' notice pursuant to section 7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:

(a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203 (2) (d), duly completed, or may be stated in another writing; and

(b) Deposit the shareholder's certificates for certificated shares.

(2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action.

(3) Except as provided in section 7-113-207 or 7-113-209 (1) (b), the demand for payment and deposit of certificates are irrevocable.

(4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205. UNCERTIFICATED SHARES

(1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof.

(2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206. PAYMENT

(1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

(2) The payment made pursuant to subsection (1) of this section shall be accompanied by:

(a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and, if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited;

(b) A statement of the corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the dissenter's right to demand payment under section 7-113-209; and

(e) A copy of this article.

7-113-207. FAILURE TO TAKE ACTION

(1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

(2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. SPECIAL PROVISIONS RELATING TO SHARES ACQUIRED AFTER
ANNOUNCEMENT OF PROPOSED CORPORATE ACTION

(1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand.

(2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206
(2).

7-113-209. PROCEDURE IF DISSENTER IS DISSATISFIED WITH PAYMENT OR OFFER

(1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if:

(a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated;

(b) The corporation fails to make payment under section 7-113-206 within sixty-days after the date set by the corporation by which the corporation must receive the payment demand; or

(c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207 (1).

(2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301. COURT ACTION

(1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

(2) The corporation shall commence the proceeding described in subsection
(1) of this section in the district court of the county in this state where the corporation's principal office is located or, if the corporation has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is a foreign corporation without a registered office, it shall commence the proceeding in the county where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located.

(3) The corporation shall make the dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition.
Service on each dissenter shall be by registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current records of shareholder holding the dissenter's shares, or as provided by law.

(4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings.

(5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest, exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302. COURT COSTS AND COUNSEL FEES

(1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209.

(2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or

(b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

(3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.


                               Appendix B

                          ACQUISITION AGREEMENT

     THIS ACQUISITION AGREEMENT (hereinafter referred to as this "Agreement") is entered into this ___day of April, 2000, by and among CAPITAL CONSULTING OF UTAH, INC.,a Utah corporation (hereinafter "Capital"); THE NEW PARAHO CORPORATION., a Colorado corporation (hereinafter "New Paraho"), ENERGY RESOURCES TECHNOLOGY LAND, INC., a Colorado corporation (hereinafter "ERTL"); and SHALE TECHNOLOGIES, L.L.C., a Colorado Limited Liability Company (hereinafter "Shale"), based on the following premises.

                                Premises

     A. ERTL owns 41,784,562 shares of common stock (the "Stock") of New Paraho, par value $0.01 per share, representing approximately
     82% of the issued and outstanding stock of New Paraho.

     B. New Paraho is indebted to Shale in the approximate principal amount of $866,000 (the "New Paraho Debt").

     C. Capital desires to acquire all of the common stock of New Paraho owned by ERTL, and ERTL desires to transfer such stock to Capital, all pursuant to the terms and conditions of this Agreement.

     D. Contemporaneously with the closing of such stock transfer, New Paraho will transfer to Shale all of its tangible and intangible property, including, without limitation, a lease of approximately 200 acres near Rifle, Colorado, and rights to approximately 9,812 acres of oil shale lands in Uintah County, Utah (collectively, the "Properties"), in consideration of the cancellation of the entire balance of the New Paraho Debt.

                                Agreement
          NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefit to the parties to be derived herefrom, it is hereby agreed as follows:

                                ARTICLE I
                          ACQUISITION OF ASSETS

          Section 1.01 Acquisition of Stock by Capital. On the terms and conditions contained in this Agreement, ERTL, shall sell, assign, transfer, convey, set over, and deliver to Capital, and Capital shall purchase from ERTL, all of the shares of common stock of New Paraho owned or held of record by ERTL, consisting of 41,784,562 shares.

          Section 1.02 Payment of Capital. The purchase price to be paid by Capital to ERTL for the Stock shall be $100,000.00 payable at the closing in cash or immediately available funds by wire transfer, certified official bank check, or other means of payment acceptable to ERTL.

          Section 1.03 Closing. The closing (the "Closing") of the transactions contemplated by this Agreement shall be immediately following the shareholder's meeting set forth in Section 4.06, held on such a date (the "Closing Date") and at such time as the parties may agree, but, if not previously closed, on June 30, 2000 at 10:00 a.m. local time. Such Closing shall take place at the offices of Holme Roberts & Owen LLP, or at such other location as may be mutually acceptable to the parties hereto and their respective legal counsel.

               Section 1.04   Closing Events.

          (a) At the Closing, the following shall be executed, acknowledged, and delivered to Capital:

               (i) Certificates representing all of the capital stock of New Paraho owned or held of record by ERTL, properly endorsed for transfer with signatures guaranteed.

               (i) Such other bills of sale, assignments, and other documents and instruments of conveyance and transfer, all in form and substance satisfactory to Capital and its counsel, necessary to vest marketable title in Capital to the shares of New Paraho being conveyed hereunder pursuant to this Agreement.

               (ii) All certificates, opinions, schedules, agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing.

               (iii) Such other items as may be reasonably requested by Capital and its legal counsel to effectuate or evidence the transactions contemplated hereby.

          (b) At the Closing, Capital shall deliver to ERTL payment of the purchase price in accordance with section 1.02 or, if paid into escrow, said funds shall be released from Escrow to ERTL.

               Section 1.05 Transfer of New Paraho Assets and Assumption of Liabilities

          (a) Transfer of Assets. Contemporaneously with or prior to the Closing, New Paraho shall sell, assign, transfer, convey, set over, and deliver to Shale, all of New Paraho's business, operations, and assets, including, without limitation, all interests in real and tangible personal property including the Utah oil shale land generally described in item 2 of New Paraho's Annual Report on form 10-KSB for the fiscal year ended June 30, 1999 (the "1999 10-KSB"); its equipment, inventory, and fixtures; all tangible rights and property, including, without limitation, the intellectual properties for the testing and commercial development of the use of oil shale in the production of asphalt, the related feasibility studies, the Paraho
          Process, and the Shale Oil Modified Asphalt Technology, as generally described in the 1999 10-KSB; all of Seller's rights under leases (including the Pilot Plant lease, as generally described in the 1999 10-KSB), contracts, and agreements to which it is a party or by which it benefits; all of Seller's goodwill and going concern value, including the rights to its name and any trade names, servicemarks or copyrights; and all other rights, interests, assets, and properties owned by New Paraho or used in connection with its business and operations.

          (b) Purchase Price. In consideration of the rights, interests, assets, and properties transferred to Shale as set forth in section 1.05(a):

               (i) Shale shall cancel any and all amounts due and owing by New Paraho to Shale existing on the Closing Date.

               (ii) Shale shall assume and agree to discharge all liabilities and obligations of New Paraho existing on the Closing date or applicable to the assets conveyed to Shale hereunder or attributable to periods (or portions thereof) ending on or prior to the Closing date together with all liabilities and obligations to be paid or performed after the Closing Date under the contracts and other agreements relating to the assets being conveyed to Shale hereunder; and

               (iii) Shale shall indemnify and hold harmless New Paraho from and against any and all losses, costs, obligations, liabilities, damages, expenses or other charges and any and all expenses incurred in connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including, without limitation, court filing fees, court costs, arbitration fees or costs, witness fees, and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals) incurred by New Paraho in connection with or arising from the ownership, occupancy, operation, use or control of any of the assets transferred to Shale by New Paraho pursuant hereto.

                    (c)  Closing Events.  At the Closing:

                              (i)  New Paraho shall execute, acknowledge,
               and deliver to Shale (or shall cause to be executed, acknowledged, and delivered) (A) the deeds, bills of sale, assignments, and other documents and instruments of conveyance and transfer, all in form and substance satisfactory to Shale and its counsel, necessary to vest marketable title in Shale to all the rights, interests, assets, and properties acquired by Shale pursuant to this Agreement; (B) originals or copies of all of New Paraho's agreements, contracts, and commitments assumed by Shale hereunder; (C) originals of all copyrights, patents, patent applications, trademarks, or registrations; (D) all certificates, opinions, schedules, agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing; and (F) such other items as may be reasonably requested by Shale and its legal counsel to effectuate or evidence the transactions contemplated hereby.

                              (ii) Shale shall deliver to New Paraho (A)
               the original promissory notes of New Paraho evidencing the obligations owed by New Paraho to Shale, each marked "paid", (B) separate assumptions evidencing the obligation of Shale to assume and timely pay and discharge the obligations to be assumed by it hereunder; (C) all certificates, opinions, schedules, agreements, resolutions, or other instruments required by this Agreement to be so delivered at or prior to the Closing; and (D) such other items as may be reasonably requested by Capital and its legal counsel to effectuate or evidence the transactions contemplated hereby.

                               ARTICLE II
               REPRESENTATIONS, COVENANTS, AND WARRANTIES
                     OF ERTL, NEW PARAHO, AND SHALE

     As an inducement to, and to obtain the reliance of Capital, ERTL, New Paraho, and Shale jointly and severally represent, covenant, and warrant to Capital as follows:

     Section 2.01 Organization. ERTL and Paraho are corporations, and Shale is a limited liability company, each validly existing and in good standing under the laws of the state of Colorado and has power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted. There is no jurisdiction in which either ERTL, New Paraho, or Shale is not so qualified in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except where failure to do so would not have a material adverse effect on the business or properties of either ERTL, New Paraho, or Shale. The execution and delivery of this Agreement, the Environmental Indemnity Agreement, and any other agreement and instrument to be delivered in connection herewith, do not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of ERTLS's, Shale's or New Paraho's articles of incorporation or bylaws.

     Section 2.02 Approval of Agreement. The boards of directors of ERTL and New Paraho and the member/managers of Shale have authorized the execution and delivery of this Agreement by ERTL, Shale and New Paraho and the Environmental Indemnity Agreement by ERTL, and have approved the
consummation of the transactions contemplated hereby.   Subject to the
approval of the transactions contemplated by this Agreement by the holders of a majority of the issued and outstanding stock of New Paraho, the execution, delivery and performance of this Agreement by ERTL, New Paraho, and Shale, and the consummation of the transactions contemplated hereby do not require any further authorization or consent of ERTL, New Paraho, or Shale. This Agreement is the legal, valid, and binding agreement of ERTL, New Paraho, and Shale, enforceable between the parties in accordance with its terms.

     Section 2.03 New Paraho. The assets being transferred by New Paraho to Shale as described in Section 1.05(a) constitute all the assets, tangible and intangible, owned by New Paraho or in which New Paraho has an interest.

     Section 2.04 Real Property Interests. Schedule 2.04 contains a complete and accurate list of all interests in any real property, including a list of each lease or similar agreement under which New Paraho is lessee of, or holds or operates, any real property owned by any third person. New Paraho has the right, power, and authority to transfer all of its interests in real property to Shale, subject to certain required consents under certain circumstances, which consents, if applicable, will be obtained prior to closing as a condition to closing.

     Section 2.05 Personal Property. Included in Schedule 2.05 is a complete and accurate list of all machinery, equipment, vehicle, furniture and other tangible and intangible property owned or leased by New Paraho (except that included within the definition of Intellectual Property as set forth in section 2.09). New Paraho has the right, power, and authority to transfer all of its tangible and intangible property to Shale, without the consent of any other person or entity, as contemplated by this Agreement.

     Section 2.06 Stock. The stock transferred to Capital by ERTL pursuant to this Agreement represents all of the Capital Stock of New Paraho owned or held of record by ERTL or in which ERTL has an interest.

     Section 2.07 Capitalization. Schedule 2.07 sets forth the authorized capital stock of New Paraho and indicates the number of issued and outstanding shares of capital stock of New Paraho, the holders of such issued and outstanding capital stock and the number of shares held by each holder. There are no treasury shares or shares reserved for issuance upon the exercise of options, warrants or other securities or the exercise of conversion or other rights. There are no dividends or other amounts due or payable with respect to any of the shares of capital stock of New Paraho. Except as set forth in Schedule 2.07 and except for this Agreement, there are no agreements, arrangements, options, warrants, calls rights, or commitments of any character relating to the issuance, sale, purchase or redemption of any shares of capital stock of New Paraho. All of the outstanding shares of capital stock are validly issued, fully paid and non-assessable and not issued in violation of the pre-emptive or other right of any person.

     Section 2.08 Title to Property. New Paraho has good and marketable title to all of the assets being conveyed to Shale hereunder and ERTL has good and marketable title to the Stock being conveyed to Capital hereunder, free and clear of all liens, pledges, charges, or encumbrances. Upon delivery to Capital on the Closing date of the instruments of transfer contemplated by section 1.04(a), ERTL will thereby transfer to Capital good and marketable title to the New Paraho stock being conveyed, subject to no encumbrances.

     Section 2.09 Books and Records. The books and records, financial and otherwise, of New Paraho are in all material respects complete and correct and have been made and maintained in accordance with sound business and bookkeeping practices and, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of New Paraho. New Paraho has maintained a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions have been and are executed in accordance with management's general or specific authorization;
(b) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets; (c) access to assets is permitted only in accordance with management's general or specific authorization; and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.

     Section 2.10 Transactions with Affiliates. Schedule 2.11 hereto sets forth a description of every material contract, agreement, or arrangement between New Paraho and any person who is or has ever been an officer or director of New Paraho or person owning of record, or known by New Paraho to own beneficially, 5% or more of the issued and outstanding common stock of New Paraho and which is to be performed in whole or in part after the date hereof or was entered into within three years before the date hereof. In all of such circumstances, the contract, agreement, or arrangement was for a bona fide business purpose of New Paraho, and the amount paid or received, whether in cash, in services, or in kind, is, has been during the full term thereof, and is required to be during the unexpired portion of the term thereof, no less favorable to New Paraho than terms available from otherwise unrelated parties in arm's length transactions. Except as disclosed in Schedule 2.11 hereto to otherwise disclosed herein, no officer or director of New Paraho or 5% shareholder of New Paraho has, or has had during the preceding three years, any interest, directly or indirectly, in any material transaction with New Paraho.
Schedule 2.11 hereto also includes a description of any commitment by New Paraho, whether written or oral, to lend any funds to, borrow any money from, or enter into any other material transaction with, any such affiliated person.

     Section 2.11 Reports; Financial Statements, Liabilities. For the three calendar years preceding the date of this Agreement, New Paraho and its subsidiaries have filed all forms, reports, statements and other documents required to be filed with (a) the Securities and Exchange Commission (the "SEC") including, (i) all Annual Reports on Form 10-K, (ii) all Quarterly Reports on Form 10-Q, (iii) all proxy, information or consent solicitation statements relating to meetings of stockholders or consents in lieu thereof (whether annual or special), (iv) all Current Reports on Form 8-K and (v) all other reports, schedules, registration statements or other documents, and (b) any applicable state or provincial securities authorities and all forms, reports, statements and other documents required to be filed with any other applicable federal, state, or provincial regulatory authorities, except where the failure to file any such forms, reports, statements or other documents would not have a material adverse effect on New Paraho or its business or properties (all such forms, reports, statements and other documents in clauses (a) and (b) of this
Section 2.12 being referred to herein, collectively, as the "New Paraho Reports"). The New Paraho Reports, including all New Paraho Reports filed after the date of this Agreement and prior to the Closing,(x) were or will be prepared in accordance with the requirements of applicable law (including the Exchange Act, and the rules and regulations of the SEC thereunder), and (y) did not at the time they were filed, or will not at the time they are filed, contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. New Paraho did not have, as of the date of the most recent financial statements included in such New Paraho Reports, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of New Paraho in accordance with generally accepted accounting principles. After giving effect to the transfer of assets to Shale for the consideration, including the assumption of liabilities and obligations provided herein, new Paraho will have no liabilities or obligations, absolute or contingent, liquidated or unliquidated.

     Section 2.12 Shareholders' List. The stockholders' list of New Paraho to be delivered to Capital pursuant to Section 4.01 hereof is a true and accurate copy thereof as of the date indicated thereon. The transfer agent (the "Transfer Agent") of New Paraho retains in safekeeping all certificates that have been or should be canceled on the registration of transfer thereof. All of such canceled certificates have on their face in
conspicuous permanent ink or perforations the word "canceled."   All stock
certificates are accounted for as either canceled and in the possession of the Transfer Agent, outstanding, or unissued. To the best of New Paraho's knowledge, except for securities broker-dealers, clearing agencies, securities depositories, banks, or other securities industry entities registered with the SEC whose regular business consists of holding securities beneficially owned by others, each stockholder listed on such stockholders' list is the beneficial owner thereof, and such stockholder is not a party to, and such stockholder's stock is not subject to, any agreement, understanding, power-of-attorney, or other arrangement of any kind with any person who is an affiliate of New Paraho or acting in concert with such affiliate under which such affiliate or person acting in concert with such affiliate has or shares investment or voting power over such securities.

     Section 2.13 Compliance with Securities Laws, Rules, and Regulations. All securities of New Paraho issued since its inception, consisting solely of common voting stock, have been issued pursuant to and in compliance with applicable federal and state laws, rules, and regulations; specifically, all offers and sales of shares of common voting stock were made pursuant to exemptions from the registration requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and pursuant to available exemptions provided by applicable state securities laws. Further, New Paraho has made all the required filings with any federal or state regulatory agency regarding the offer and sale of all issued and outstanding shares of common voting stock.

     Section 2.14 Certain Business Practices. None of New Paraho, or any directors, officers, agents or employees of New Paraho has used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to initiating or maintaining a trading market in New Paraho's securities, or any political activity, made any unlawful payment to foreign or domestic government officials or employees or to foreign or domestic political parties or campaigns or violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or made any other unlawful payment.

     Section 2.15 Public Trading Activity. Neither New Paraho nor, to the best of New Paraho's knowledge, any other person, has at any time during the past year or currently has any agreement, plan, or arrangement to at any time in the future (a) submit or publish or cause to be submitted or published, directly or indirectly, any quotation for the common stock of New Paraho on behalf of New Paraho or any of its affiliates; or (b) provide to any securities broker-dealer any incentive or inducement, financial or otherwise, to publish quotations for the common stock of New Paraho at any specific or minimum prices or amounts or to execute any specific transactions in such common stock, other than usual and customary commissions and markups.

     Section 2.16 Taxability of Outstanding Stock. To the extend applicable, New Paraho has complied with the securities laws of each and every jurisdiction in which a shareholder resided as of the date such shareholder purchased securities from New Paraho, and such shares purchased from New Paraho can be resold without restriction (except for any applicable control restrictions) by such shareholder in said jurisdiction immediately after the closing as herein contemplated.

     Section 2.17 Litigation and Proceedings. There are no actions, suits, or proceedings pending or, to the knowledge of New Paraho, threatened by or against, or affecting New Paraho or its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind; New Paraho does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

     Section 2.18 Material Contract Defaults. New Paraho is not in default in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of New Paraho, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which New Paraho has not taken adequate steps to prevent such a default from occurring.

     Section 2.19 Taxes. All federal, state, local, and foreign tax returns and tax reports required to be filed by or on behalf of New Paraho have been filed with the appropriate governmental agency and all jurisdictions in which such reports are required to be filed and all taxes which have become due pursuant to such tax returns or to any assessment which has become payable have been paid.

     Section 2.20     Third-Party Consents.  Except as set forth in
Schedule 2.11, none of the contracts agreements, leases, or other commitments, written or oral, to which New Paraho is a party or to which any of its properties or assets are subject require the consent of the other party to consummate the transactions herein contemplated, except where the failure to obtain such consent would not have a material adverse effect on the assets transferred pursuant hereto.

     Section 2.21 No Conflict With Other Instruments. The execution of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in the breach of any term or provision of, or constitute an event of default under, any material indenture, mortgage, deed of trust, or other material contract, agreement, or instrument to which ERTL, New Paraho, or Shale is a party or to which any of their respective properties or operations are subject.

     Section 2.22 Compliance With Laws and Regulations. New Paraho has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of New Paraho or except to the extent that noncompliance would not result in the incurrence of any material liability for New Paraho.

     Section 2.23 Minute Book. The minute book of New Paraho contains, and will contain at the Closing date, evidence of the due election and incumbency of the board of directors and officers of New Paraho executing this Agreement or any document, certificate, or other instrument executed in order to consummate the transactions herein contemplated together with an accurate and complete record of the proceeds of all meetings of directors, committees thereof, or stockholders and all written consents in lieu thereof.

     Section 2.24 Information. The information concerning ERTL, New Paraho, and Shale set forth in this Agreement, in the exhibits hereto, and in the schedules is complete and accurate in all material respects and does not contain any untrue statement of a material respect and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 2.25 Schedules. ERTL, New Paraho, and Shale have delivered to Capital schedules which consist of separate schedules dated as of the date of execution of this Agreement and documents, instruments and data as of such date, all certified by a duly authorized officer of ERTL, New Paraho, and Shale, respectively, as complete, true, and correct. ERTL, New Paraho, and Shale shall cause the schedules and the other documents, instruments, and data delivered to Capital hereunder to be updated after the date hereof and prior to the Closing Date.

                               ARTICLE III
          REPRESENTATIONS, COVENANTS, AND WARRANTIES OF CAPITAL

     As an inducement to, and to obtain the reliance of ERTL, New Paraho, and Shale, Capital represents, covenants and warrants as follows:

     Section 3.01 Organization. Capital is a corporation validly existing and in good standing under the laws of the state of Utah and has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted and is contemplated under the provisions of this Agreement. There is no jurisdiction in which Capital is not so qualified in which the character and location of the assets owned by it, or the nature of the business transacted by it, requires qualification, except where failure to do so would not have a material adverse effect on the business or properties of Capital. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not, violate any provision of Capital's articles of incorporation or bylaws.

     Section 3.02 Approval of Agreement. The board of directors of Capital has authorized the execution and delivery of this Agreement by Capital and has approved the consummation of the transactions contemplated hereby. The execution, delivery, and performance of this Agreement by Capital and the consummation of the transactions contemplated hereby do not require any further authorization or consent of Capital. This Agreement is the legal, valid and binding agreement of Capital enforceable between the parties in accordance with its terms.

     Section 3.03     Investment Representations.

                    (a) Capital is an "accredited investor" as that term is defined under rule 501 of regulation D promulgated under the Securities Act.

                    (b) Capital acknowledges that neither the SEC nor the securities commission of any state or other federal agency has made any determination as to the merits of purchasing the Stock. Capital understands that the offer of the Stock has not been registered with or passed on by any securities regulatory agency, that the representations and warranties set forth herein provides a necessary prerequisite for determining whether Capital is qualified to make an investment in such securities and is a basis for New Paraho and ERTL to rely on exemptions from registration provided in section 4(1) of the Securities Act and preemption from the registration or qualification requirements (other than notice filing and fee provisions) of applicable state laws under the National Securities Markets Improvement Act of
          1996;

                    (c) Capital acknowledges that an investment in New Paraho involves a high degree of risk. Capital acknowledges that, except as specifically set forth in this Agreement, no representations or warranties have been made to Capital, or to its advisors, by New Paraho or ERTL, or by any person acting on behalf of them, with respect to their business, or any other aspects or consequences of the purchase of the Stock and/or an investment in New Paraho, and that Capital has not relied upon any information concerning the offering, written or oral, other than that contained in this Agreement.

                    (d) Capital has been provided with all materials and information requested by Capital or its representatives, including any information requested to verify any information furnished, and Capital has been provided the opportunity for direct communication with New Paraho and its representatives regarding the purchase made hereby, including the opportunity to ask questions of and receive answers from executive officers and directors of New Paraho.

                    (e) All information which Capital has provided to New Paraho or its agents or representatives concerning Capital's suitability to invest in New Paraho is complete, accurate, and correct as of the date of the signature on the last page of this Agreement.

                    (f) Capital was at no time solicited by any leaflet, public promotional meeting, circular, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicitation in connection with the offer, sale, or purchase of the Stock through this Agreement.

                    (g) Capital has adequate means of providing for its current needs and possible personal contingencies and has no need now, and anticipates no need in the foreseeable future, to sell any of the Stock. Capital is able to bear the economic risks of this investment, and, consequently, without limiting the generality of the foregoing, is able to hold the Stock for an indefinite period of time, and has a sufficient net worth to sustain a loss of the entire investment, in the event such a loss should occur.

                    (h) Capital has no present intention of dividing any of the Stock or the rights under this Agreement with others or of reselling or otherwise disposing of all or any portion of such securities.

                    (i) In connection with the acquisition by Capital of the Stock, Capital represents that such securities are being acquired without a view to, or for, resale in connection with any distribution of such securities or any interest therein without registration or other compliance under the Securities Act and that Capital has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking.

                    (j) Capital understands that the Stock has not been registered, but is being acquired by reason of a specific exemption under the Securities Act as well as under certain state statutes for transactions by any person other than an issuer, underwriter or dealer and that any disposition of such securities may, under certain circumstances, be inconsistent with this exemption and may make Capital an "underwriter" within the meaning of the Securities Act.

                    (k) Capital acknowledges that the Stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Securities Act or in reliance on exemptions from registration under the Securities Act and applicable state securities laws. Capital understands that such an exemption may not be available and, in such case, Capital would not be able to resell such securities. New Paraho is under no obligation to register the Stock under the Securities Act or under section 12 of the Securities Exchange Act of 1934, as amended; if rule 144 is available, and no assurance is given that it will be, initially only routine sales of such securities in limited amounts can be made in reliance on rule 144 in accordance with the terms and conditions of that rule; in the event rule 144 is not available, compliance with regulation A or some other exemption may be required before Capital can sell, transfer, or otherwise dispose of such securities without registration under the Securities
          Act; and the certificates representing such securities will bear a legend so restricting the sale of such securities.

                    (l) Capital understands that sales of such securities in reliance on rule 144 can only be made in limited amounts in accordance with the terms and conditions of that rule, and that after two years from the date such securities are fully paid for pursuant to rule 144(k), such securities can generally be sold without meeting these conditions provided the holder is not (and has not been for the preceding three months) an affiliate of New Paraho.

     Section 3.05 Information. The information concerning Capital set forth in this Agreement and in the exhibits hereto is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they were made, not misleading.

                               ARTICLE IV
                            SPECIAL COVENANTS

     Section 4.01 Deliveries. Within five (5) days after the date of this Agreement, New Paraho shall deliver to Capital, at Capital's offices, originals or true and correct copies of: (a) all written contracts relating to stockholders, directors, officers, employees, and agents, and any attorneys, accounts, and other professional or agent engaged by New Paraho;
(b) the current stockholder list, showing each stockholder's name, address, number of shares owned, and denomination and date of each certificate, all as of a date within five (5) days of the date of this Agreement; (c) a transaction register from New Paraho's Transfer Agent setting forth the details of all issuances of common stock certificates, indicating in the case of each certificate the date of issuance, certificate number, number of shares, registered owner, and whether such certificate constitutes an original issuance or the transfer of outstanding stock, indicating, in the case of transfers, the number of the certificate from which such stock was transferred; and (d) all filings, notices, or other communications with the SEC, the NASD, any state securities commission, state corporation commission, or similar agency, and any non-United States securities commission, non-United States corporations commission, Canadian province, or similar authority, together with copies of all communications received by New Paraho.

     Section 4.02 Access to Properties and Records. Until the Closing, New Paraho will afford to the officers and authorized representatives of Capital full access to its properties, books, and records in order that Capital may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of New Paraho, and will furnish Capital with such additional financial and operating data and other information as to its business and properties as Capital shall from time to time reasonably request. Any such investigation by Capital shall be conducted in such a manner as not to interfere unreasonably with the operations of New Paraho and all information obtained in connection with such investigation shall be treated as confidential in accordance with section 7.01.

     Section 4.03 Third-Party Consents. Capital and ERTL, New Paraho, and Shale agree to cooperate with each other in order to obtain required third-party consents to this Agreement and the transactions herein contemplated.

     Section 4.04 Action Prior to Closing. From and after the date of this Agreement until the Closing Date and except as set forth in the schedules or as permitted or contemplated by this Agreement, each party hereto, will:

                    (a) Carry on its business in substantially the same manner as it has heretofore;

                    (b) Maintain and keep its assets in as good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty;

                    (c) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

                    (d) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                    (e) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and

                    (f) Fully comply with and perform in all material respects all obligations and duties imposed upon it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     Section 4.05 Indemnification on Transfer of Stock. Capital agrees to indemnify and hold harmless ERTL, New Paraho, and Shale from and against any and all loss, cost, liability, penalty, damages or other charges and any and all expenses incurred in connection with investigating or defending any claim, action or proceeding incident to any matter indemnified against hereunder (including, without limitation, court costs and reasonable attorneys' fees) incurred by any such person in connection with or arising from the offer or sale by Capital or any affiliate thereof of the Stock acquired by Capital pursuant to this Agreement in violation of the Securities Act, the Securities Exchange Act, or any applicable state securities laws.

     Section 4.06 Stockholder Meeting. Within thirty (30) days after the mailing of the proxy statement pursuant to Section 4.07(a) hereof, New Paraho shall, at a meeting of its stockholders duly called by its board of directors to be held as soon as practicable, present for the authorization and approval of its stockholders, in accordance with its articles of incorporation and bylaws, the applicable provisions of the laws of the state of Colorado and all applicable federal and state securities laws, this Agreement, the transactions contemplated hereby, including the transfer of all or substantially all of the assets of New Paraho to Shale pursuant to section 1.05, the change in domicile of New Paraho to Nevada, the amendment of the articles of incorporation of New Paraho, the change of the name of New Paraho to such name as may be acceptable to Capital, and the election as directors of those persons nominated by Capital. ERTL shall cause to be delivered to Capital one or more irrevocable proxies in form acceptable to Capital and its counsel representing the shares of the issued and outstanding common stock of New Paraho owned or held by ERTL, authorizing Capital as the proxy of ERTL to vote the shares subject thereto at the New Paraho stockholders' meeting in favor of approval of this Agreement and the other matters set forth above.

     Section 4.07     Proxy Statement.

                    (a) Within thirty (30) days after the execution of this Agreement, New Paraho shall prepare and file with the SEC a proxy statement for stockholders of New Paraho in connection with the transactions contemplated by this Agreement (the "Proxy Statement"). New Paraho shall use its best efforts to obtain the SEC's approval of the Proxy Statement, if reviewed by the SEC, as promptly as practicable. Each of New Paraho and Capital shall furnish to the other all information concerning it and the holders of its capital stock as the other may reasonably request in connection with such actions. Within ten (10) days after the expiration of the waiting period set forth in Rule 14a-6 or, if the preliminary proxy statement is reviewed by the SEC, the resolution of all comments of the SEC, whichever is later, New Paraho shall mail the Proxy Statement to its stockholders entitled to notice of and to vote at the stockholders meeting. The Proxy Statement shall include the recommendation of New Paraho's board of directors in favor of the matters set forth herein, subject to the fiduciary obligations of New Paraho's board of directors to its shareholders.

                    (b) The information supplied by New Paraho for inclusion in the Proxy Statement shall not, at the time the Proxy Statement is mailed to the stockholders of New Paraho, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing any event or circumstance relating to New Paraho or any of its affiliates, or its officers or directors, is discovered by New Paraho that should be set forth in a supplement to the Proxy Statement, New Paraho shall promptly inform Capital thereof in writing. All documents that New Paraho is responsible for filing with the SEC in connection with the transactions contemplated herein shall comply as to form in all material respects with the applicable requirements of the Securities Act and the rules and regulations thereunder and the Exchange Act and the rules and regulations thereunder.

                    (c) The information supplied by Capital for inclusion in the Proxy Statement shall not, at the time the Proxy Statement is mailed to the stockholders of New Paraho, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. If at any time prior to the Closing any event or circumstance relating to Capital or any of its affiliates, or to its officers or directors, is discovered by Capital that should be set forth in a supplement to the Proxy Statement, Capital shall promptly inform New Paraho thereof in writing.

                                ARTICLE V
           CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

     Section 5.01 Conditions Precedent to the Obligations of the Parties. The obligations of each party under the terms of this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

                    (a) All required third-party consents to this Agreement and the transactions contemplated hereby shall have been received, unless waived by the parties.

                    (b) There shall not be any action or threatened action before any court or governmental body to restrain, prohibit, or invalidate the transactions contemplated by this Agreement or which in the judgment of the board of directors of any party, made in good faith and based on the advice of legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement.

     Section 5.02 Conditions Precedent to the Obligations of Capital. The obligations of Capital under the terms of this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

                    (a) The representations and warranties made by ERTL, New Paraho, and Shale in this Agreement were true when made and shall be true at the Closing Date with the same force and effect as if such representations and warranties were made at and as of the Closing Date.

                    (b) ERTL, New Paraho, and Shale shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by such parties prior to or at the Closing.

                    (c) No litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of ERTL, New Paraho, or Shale, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or which might result in a material adverse change in the assets, properties, or business of ERTL, New Paraho, or Shale.

                    (d) The closing of the transfer of all of the assets and the assumption of all of the liabilities of New Paraho by Shale pursuant to section 1.05, above shall have been completed, subject to waiver or partial waiver by the parties.

                    (e) ERTL, New Paraho, and Shale shall have taken all corporate or other action necessary to approve the transactions contemplated by this Agreement. Capital shall have been furnished with certified copies of resolutions adopted by the respective board of directors of ERTL and New Paraho, and the members/managers of Shale, and the stockholders of New Paraho, in form and substance reasonably satisfactory to counsel for Capital, approving the transactions contemplated by this Agreement.

                    (f) The Bylaws of New Paraho shall have been amended to reduce the size of the board of directors of New Paraho from 12 to no less than 3 persons.

                    (g) New Paraho shall have amended its articles of incorporation to change its name to a name designated by Capital prior to Closing.

               (h) Capital shall have received reports from the Secretary of State of the state of Colorado confirming that there exist no encumbrances of record on any of the assets being conveyed hereunder.

                    (i) Each director and officer and each of the stockholders holding beneficially or of record more than 5% of the issued and outstanding common stock of New Paraho shall have delivered to Capital an instrument, in form and substance satisfactory to Capital, dated the Closing Date, releasing New Paraho and Capital from any and all claims of such director, officer, or stockholder against New Paraho, and any and all obligations of New Paraho to such director, officer, or stockholder.

                    (j) There shall be no existing agreements between New Paraho and any stockholder, any relative of any director, officer, broker, underwriter, employee, agent or any stockholder, or any affiliates of the stockholder for any wages, fees, advances, expense reimbursement, options, warrants, or other rights to acquire securities from New
          Paraho.

                    (k) There shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby by any governmental entity in connection with the grant of any regulatory approval necessary, in the reasonable business judgment of New Paraho, to the continuing operation of the current or future business of New Paraho, which imposes any condition or restriction upon New Paraho or its proposed future business or operations which, in the reasonable business judgment of Capital, would be materially burdensome in the context of the transactions contemplated by this Agreement.

                     (l) New Paraho shall not have received notice of or otherwise have knowledge of any pending inquiry, matter under investigation, formal order of investigation, or other possible enforcement action from the SEC or any provincial or state securities or other regulatory authority involving or possibly involving, whether or not actually threatened, any violation of any law administered by such agency or authority by either New Paraho or any of its present or former affiliates or in concert with any of them.

                    (m) ERTL, New Paraho, and Shale shall have delivered to Capital a certificate, signed by a duly authorized officer of such parties and dated as of the Closing Date, warranting that the foregoing have been satisfied and that all documents delivered at Closing are accurate and shall have provided reasonable proof thereof as reasonably required by Capital.

     Section 5.03 Conditions Precedent to the Obligations of ERTL, New Paraho, and Shale. The obligations of ERTL, New Paraho, and Shale under this Agreement are subject to the satisfaction, at or before the Closing Date, of the following conditions:

                    (a) The representations and warranties made by Capital in this Agreement were true when made and shall be true as of the Closing Date except for changes permitted by this Agreement or made in the ordinary course of business.

                    (b) Capital shall have performed and complied with all covenants and conditions required by this Agreement to be performed or complied with by Capital prior to or at the Closing.

                    (c) No litigation, proceeding, investigation, or inquiry is pending or, to the best knowledge of Capital, threatened, which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement or which might result in any adverse material change in the assets, properties, or business operations of Capital.

                    (d) Capital shall have delivered to ERTL, New Paraho, and Shale a certificate, signed by a duly authorized officer of Capital and dated as of the Closing Date, warranting that the foregoing have been satisfied and that all documents delivered at Closing are accurate and shall have provided reasonable proof thereof as reasonably required by ERTL, New Paraho, and Shale.

     Section 5.04 Other Items. The parties hereto shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as they may reasonably request.

                               ARTICLE VI
                               TERMINATION

     Section 6.01 Termination. Anything contained in this Agreement to the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

                    (a) by the mutual consent of the boards of directors of Capital, ERTL, and New Paraho, and the members/managers of Shale;

                    (b) by any party, if the Closing shall not have occurred on or before June 15, 2000 (or such later date as may be mutually agreed to by the parties);

                    (c) by Capital in the event of any material breach by ERTL, New Paraho, or Shale of any of the agreements, representations, or warranties of such parties contained herein and the failure of such parties to cure such breach within seven days after receipt of notice from Capital requesting such breach to be cured: or

                    (d) by ERTL, New Paraho, or Shale in the event of any material breach by Capital of any of the agreements, representations, or warranties of Capital contained herein and the failure of Capital to cure such breach within seven days after receipt of notice from ERTL, New Paraho, or Shale requesting such breach to be cured.

     Section 6.02 Notice of Termination. Any party desiring to terminate this Agreement pursuant to section 6.01 shall give notice of such termination to the other parties to this Agreement.

     Section 6.03 Effect of Termination. In the event that this Agreement shall be terminated pursuant to this Article VI, all further obligations of the parties under this Agreement (other than sections 7.01 and 7.02 shall be terminated without further liability of any party to the other; provided that, nothing herein shall relieve any party from liability for its willful breach of this Agreement.

                               ARTICLE VII
                              MISCELLANEOUS

     Section 7.01 Confidential Nature of Information. Each party agrees that it will treat in confidence the content of all discussions, negotiations, documents, materials and other information, including but not limited to operational, economic, or financial information or data of any nature whatsoever relating to the future, present or past business operations, plans or assets, which either party shall have obtained regarding the other parties during the course of the discussions and negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein pursuant to section 4.01 and the preparation of this Agreement and other related documents, and, in the event the transactions contemplated hereby shall not be consummated, each party will return to the other party all copies of non-public documents and materials which have been furnished in connection therewith. Such documents, materials and information shall not be communicated to any third person (other than to their respective counsel, accountants, financial advisors or lenders) and shall not be used for any purpose to the detriment of the other party. No other party shall use any confidential information in any manner whatsoever except solely for the purpose of evaluating the proposed purchase and sale of the assets hereunder; provided, however, that the obligation of each party to treat such documents, materials and other information in confidence shall not apply to any information which (i) is or becomes available to such party from a source other than the other party, except from insiders and affiliates of such other party, (ii) is or becomes available to the public other than as a result of disclosure by such party or its agents, (iii) is required to be disclosed under applicable law or judicial process, but only to the extent it must be disclosed, or (iv) such party reasonably deems necessary to disclose to obtain any of the consents or approvals contemplated hereby.

     Section 7.02 Expenses. Capital will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants. Shale will pay all costs and expenses incident to its, ERTL's, and New Paraho's negotiation and preparation of this Agreement and to their performance and compliance with all agreements and conditions contained herein on their part to be performed or complied with, including the fees, expenses and disbursements of their counsel and accountants.

     Section 7.03 No Brokers. Each party hereto agrees that no third person has in any way brought the parties together or been instrumental in the negotiation, execution, or consummation of this Agreement. Each party agrees to indemnify the others against any claim by any third person for any commission, brokerage, finder's fee, or other payment with respect to this Agreement or the transactions contemplated hereby based upon any alleged agreement or understanding between such party and such third person, whether expressed or implied, arising from the actions of such party. The covenants set forth in this section 7.03 shall survive the Closing Date and the consummation of the transactions herein contemplated.

     Section 7.04 Governing Law. This Agreement shall be governed by, enforced and construed under and in accordance with, the laws of the United States of America, and, with respect to other matters of state law, the laws of the state of Utah, with respect to which the laws of the state of Colorado shall apply.

     Section 7.05 Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight delivery:

                                   If to Capital, to:
                                   Capital Consulting of Utah, Inc.
                                   Attn: Kip Eardly, President
                                   6337 South Highland Drive, Suite 130
                                   Salt Lake City, Utah 84121
                                   Fax: (801) 269-9522

                                   With copies to:
                                   Michael L. Labertew, L.L.C.
                                   4685 South Highland Drive #202A
                                   Salt Lake City, Utah 84117
                                   Fax: (801) 363-3555

                                   If to ERTL, New Paraho, Energy Resources
                                   Technology Land, Inc. or Shale:

                                   New Paraho Group
                                   Attn: Joseph L. Fox
                                   5387 Manhattan Circle, Suite 104
                                   Boulder, Colorado 80303
                                   Fax: (303) 543-8881

                                   With copies to:
                                   Thomas A. Richardson, Esq.
                                   Holme Roberts & Owen LLP
                                   Suite 4100, 1700 Lincoln
                                   Denver, Colorado 80203
                                   Fax: (303) 886-0200

or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed, or one day after the date so sent by overnight delivery.

     Section 7.06 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 7.07 Schedules; Knowledge. Whenever in any section of this Agreement reference is made to information set forth in the schedules, such reference is to information specifically set forth in such schedules and clearly marked to identify the section of this Agreement to which the information relates. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

     Section 7.08 Entire Agreement. This Agreement and the Environmental Indemnity Agreement, together with the documents to be delivered pursuant hereto, represent the entire agreement between the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations, or warranties, written or oral, except as set forth herein.

     Section 7.09 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing.

     Section 7.10 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 7.11 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

                              CAPITAL CONSULTING OF UTAH, INC.

                              By__________________________________
                                   Kip Eardley, President


                              ENERGY RESOURCES TECHNOLOGY LAND,
                              INC.

                              By___________________________________
                                  Joseph L. Fox, President


                              THE NEW PARAHO CORPORATION

                              By____________________________________
                                  Joseph L. Fox


                              Shale Technologies, L.L.C.

                              By ____________________________________
                              Its Manager/Member



Exhibit "A"-Environmental Indemnity Agreement

Schedule 2.04- Real Property Interests of New Paraho
Schedule 2.05- Personal Property of New Paraho
Schedule 2.07- Capitalization
Schedule 2.09- Intellectual Property of New Paraho
Schedule 2.11- Transactions with Affiliates


                         ENVIRONMENTAL INDEMNITY

     THIS ENVIRONMENTAL INDEMNITY (hereinafter referred to as this "Indemnity") is made this_______day of ____________, 2000, by ENERGY RESOURCES TECHNOLOGY LAND, INC., a Colorado corporation (hereinafter "ERTL"), based on the following premises.

                                Premises
     A. ERTL owns approximately 82% of common stock (the "stock") of New Paraho Corp., a Colorado corporation ("New Paraho").

     B. Contemporaneously with the execution of this Indemnity, Capital, ERTL, New Paraho, and Shale have entered into that certain Acquisition Agreement of even date herewith pursuant to which Capital will acquire all of the common stock of New Paraho owned by ERTL.

     C. Also pursuant to the terms of the Acquisition Agreement, at the closing thereof, New Paraho will transfer to Shale all of its tangible and intangible property, including, without limitation, a lease of approximately 200 acres near Rifle, Colorado, and rights to approximately 9,812 acres of oil shale lands in Uintah County, Utah, all as more particularly described in Exhibit "A" attached hereto and incorporated herein by this reference (collectively, the "Properties").

     D. It is a condition precedent to the execution and delivery of such Acquisition Agreement by Capital that, among other things, ERTL shall have executed and delivered to Capital an indemnity relating to environmental matters.

                                Indemnity

     NOW, THEREFORE, based on the stated premises, which are incorporated herein by reference, and in order to induce Capital to enter into the Acquisition Agreement, it is hereby agreed as follows:

     1. Warranties and Representations. ERTL warrants and represents to Capital and New Paraho as follows:

                    (a) The Properties are, and, except as previously disclosed to Capital in writing, to the best of ERTL's knowledge, at all times have been, operated in compliance with all applicable Environmental Laws (as hereinafter defined); and to the best of ERTL's knowledge, no condition exists with respect to the Properties or other property owned or operated by New Paraho or any affiliate of or party related to New Paraho that would or could reasonably be expected to subject New Paraho, any affiliate of or party related to New Paraho, or Capital to any damages (including, without limitation, actual, consequential, exemplary and punitive damages), material liability (absolute or contingent, determined or determinable), penalties, injunctive relief or cleanup costs under any applicable Environmental Laws, or that require or could reasonably be expected to require cleanup, removal, remedial action or other response by New Paraho, ERTL or Capital, or any affiliate of or party related to New Paraho, ERTL or Capital, pursuant to any applicable Environmental Laws as they relate to the Properties.

                    (b) Neither New Paraho nor ERTL have received and, to the best of ERTL's knowledge, none of their affiliates have received, and none of New Paraho's, ERTL's, or their affiliates' or related parties' predecessors in title to the Properties have received, any notice from a governmental agency asserting or alleging a violation of any Environmental Laws as they relate to the Properties.

                    (c) There are no pending or threatened suits, actions, claims or proceedings against New Paraho, ERTL or their respective affiliates or related parties and, to the best of ERTL's knowledge, there are no pending or threatened suits, actions, claims or proceedings against New Paraho's or ERTL's affiliates' or related parties' predecessors in title, arising from related to, directly or indirectly, any Environmental Laws as they relate to the Properties.

                    (d) Neither New Paraho, ERTL nor any affiliate of or party related to New Paraho or ERTL or any part of the Properties, nor, to the best of ERTL's knowledge, their affiliates' or related parties' predecessors are subject to any judgment, decree, order or citation related to or arising out of any Environmental Laws, and neither New
          Paraho, ERTL nor any affiliate or party related to New
          Paraho or ERTL has been named or listed as a potentially responsible party by any governmental or other entity in a matter arising under or relating, directly or indirectly, to any Environmental Laws.

                    (e) New Paraho had obtained or caused to be obtained all permits, licenses, and approvals required under all Environmental Laws relating to the Properties.

                    (f) There are not now, nor to the best of ERTL's knowledge have there ever been, Hazardous Materials (as hereinafter defined) discharged, leaked, spilled or released in, on, to, from or at the Properties or other properties owned or operated by New Paraho or any of its affiliates or stored, treated, or recycled at or in tanks or other facilities thereon or related thereto which give rise or could reasonably be expected to give rise to material liability under any Environmental Laws.

                    (g) The use which Shale makes and intends to make of the Properties will not result in: (a) the use or storage of any Hazardous Materials on, in or in connection with the Properties, or disposal of any Hazardous Materials from the Properties except in compliance with all applicable Environmental Laws, or (b) the treatment, processing, discharge or release of any Hazardous Materials on, in, to or from the Properties except in compliance with all applicable Environmental Laws.

                    (h) There are no underground storage tanks, surface impoundments, or wastewater injection wells located on or in the Properties.

     As used herein, the term "Environmental Laws" shall mean any one or more of the following:

(i) the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended by the Superfund Amendment and Reauthorization Act of 1986, 42 U.S.C ss 9601 et seq. ("CERCLA"); (ii) the Resource Conservation and Recovery Act, as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C ss 6901 et seq. ("RCRA"); (iii) the Clean Air Act, 42 U.S.C. ss 7401 et seq.; (iv) the Federal Water Pollution Control Act, 33 U.S.C. ss 1251 et seq.; (v) the Toxic Substances Control Act, 15 U.S.C. ss 2601 et seq.; (vi) the Federal Safe Drinking Water Act, 42 U.S.C. ss 300f to 300j-11; (vii) the Emergency Planning and Community Right-to-Know Act of 1986,
42 U.S.C. ss 1101 et seq.; (viii) the Hazardous Materials Transportation Act, 49 U.S.C.ss 1801 et seq.; and (ix) all other foreign, federal, state, tribal and local laws (whether common or statutory), rules, regulations, consent agreements, compliance schedules, and orders directly and/or indirectly relating to public health and safety, air pollution, water pollution, noise control, wetlands, oceans, waterways, and/or the presence, use, generation, manufacture, transportation, processing, treatment, handling, discharge, release, disposal, or recovery of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or materials and/or underground storage tanks, including, without limitation, all rules, regulations and orders of all state and local governmental bodies, authorities and agencies pertaining or relating to the exploration, development, regulation and conservation of oil and gas resources, as each of the foregoing laws, rules, regulations, consent agreements, compliance schedules and orders may be enacted, amended, supplemented, or reauthorized from time to time.

     As used herein, the term "Hazardous Materials" shall mean any one or more of the following substances, wastes and materials: (i) any substance, waste or material defined as a "hazardous substance," "hazardous material," "hazardous waste," "pollutant," "contaminant," "toxic material," or "toxic substance," in any of the applicable Environmental Laws, or in the standards, criteria, rules and/or regulations promulgated pursuant to any of said Environmental Laws (including without limitation Hydrocarbons); and
(ii) any substance, waste or material, the presence of which requires investigation or remediation under any Environmental Laws.

     2. Indemnity. ERTL agrees to indemnify, defend, and hold harmless Capital, New Paraho, their respective affiliates and related parties, and their respective directors, officers, shareholders, partners, members, employees, consultants and agents (individually, an "Indemnified Party," and collectively, "Indemnified Parties") from and against, and shall reimburse and pay Indemnified Parties with respect to, any and all claims, demands, liabilities, losses, damages (including without limitation actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs and expenses (including without limitation attorneys' fees, court costs and legal expenses and consultant's and expert's fees and expenses) of any and every kind of character, known or unknown, fixed or contingent, that may be imposed upon, asserted against, or incurred or paid by or on behalf of any Indemnified Party on account of, in connection with, or arising out of (1) the breach of any representation or warranty of ERTL relating to Environmental Laws or Hazardous Materials, or (2) the failure of ERTL to perform any agreement, covenant or obligation required to be performed by ERTL and Shale relating to Environmental Laws or Hazardous Materials, (3) any violation of or failure to comply with any Environmental Law now existing or hereafter occurring, (4) the removal of any Hazardous Materials from the Properties (or if removal is prohibited by law, the taking of whatever action is required by law), (5) any act, omission, event or circumstance existing or occurring or resulting from or in connection with the ownership, construction, occupancy, operation, use or maintenance of the Properties, regardless of whether the act, omission, event or circumstance constituted a violation of or failure to comply with any Environmental Law at the time of its existence or occurrence, and (6) any and all claims or proceedings (whether brought by private party or governmental agency) for bodily injury or damage, abatement or remediation, environmental damage, or impairment or any other injury or damage resulting from or relating to any Hazardous Material located upon or migrating into, on, from or throughout the Properties (whether or not any or all of the foregoing was caused by New Paraho or ERTL, a prior owner of the Properties, an operator or prior operator of the Properties, their respective tenants or subtenants, or any third party and whether or not the alleged liability is attributable to the handling, storage, use, treatment, processing, distribution, manufacture, generation, discharge, transportation or disposal of such Hazardous Material or the mere presence of such Hazardous Material on the Properties). Without limiting the generality of the foregoing, it is the intention of ERTL, and ERTL agrees, that the foregoing indemnities shall apply to each Indemnified Party with respect to claims, demands, liabilities, losses, damages (including without limitation actual, consequential, exemplary and punitive damages), causes of action, judgments, penalties, fees, costs, court costs and legal expenses and consultant's and expert's fees and expenses, of any kind or character, known or unknown, fixed or contingent, that in whole or in part are caused by or arise out of the negligence of such Indemnified Party; however, such indemnities shall not apply to any Indemnified Party to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such Indemnified Party. Any amount to be paid hereunder by ERTL to New Paraho or Capital or for which ERTL has indemnified an Indemnified Party shall be a demand obligation owing to ERTL to New Paraho or Capital and shall bear interest at a rate of fifteen percent (15%) per annum until paid.

          3.   Notice of Claims

              (a) Any Indemnified Party seeking indemnification hereunder shall give to the party obligated to provide indemnification to such Indemnified Party (the "indemnitor") a notice (a "Claim Notice") describing in reasonable detail the facts giving rise to any claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Indemnity or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based; provided, that a Claim Notice in respect of any action at law or suit in equity by or against a third person as to which indemnification will be sought shall be given promptly after the action or suit is commenced; provided further that failure to give such notice shall not relieve the Indemnitor of its obligations hereunder except to the extent it shall have been prejudiced by such failure.

          (b) After the giving of any Claim Notice pursuant hereto, the amount of indemnification to which an Indemnified Party shall be entitled pursuant to this Indemnity shall be determined: (i) by the written agreement between the Indemnified Party and the Indemnitor; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Party shall have the burden of proof in establishing the amount of Loss and Expense suffered by it.

     4. Third Person Claims. The Indemnitor shall have the right to conduct and control, through counsel of its choosing, the defense, compromise or settlement of any third person claim, action or suit against the Indemnified Party as to which indemnification will be sought by any Indemnified Party from any Indemnitor hereunder, if the Indemnitor has acknowledged and agreed in writing that, if the same is adversely determined, the Indemnitor has an obligation to provide indemnification to the Indemnified Parties in respect thereof, and in any such case the Indemnified Party shall cooperate in connection therewith and shall furnish such records, information and testimony and attend such conferences, discovery proceedings, hearings, trials and appeals as may be reasonablely requested by the Indemnitor in connection therewith; provided, that the Indemnified Parties may participate, through counsel chosen by them and at their own expense, in the defense of any such claim, action or suit as to which the Indemnitor has so elected to conduct and control the defense thereof. Notwithstanding the foregoing, the Indemnified Parties shall have the right to pay, settle or compromise any such claim, action or suit, provided that in such event the Indemnified Parties shall waive any right to indemnity therefor hereunder.

     5.   Miscellaneous.

          (a) Governing Law. This Indemnity shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America, and, with respect to other matters of state law, the laws of the state of Utah.

          (b) Notices. All notices, demands, requests, or other communications required or authorized hereunder shall be deemed given sufficiently if in writing and if personally delivered; if sent by facsimile transmission, confirmed with a written copy thereof sent by overnight express delivery; if sent by registered mail or certified mail, return receipt requested and postage prepaid; or if sent by overnight express delivery to the addresses set forth in the Acquisition Agreement or such other addresses and facsimile numbers as shall be furnished in writing by any party in the manner for giving notices hereunder, and any such notice, demand, request, or other communication shall be deemed to have been given as of the date so delivered or sent by facsimile transmission, three days after the date so mailed, or one day after the date so sent by overnight delivery.

          (c) Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorney's fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

          (d) Knowledge. Whenever any representation is made to the "knowledge" of any party, it shall be deemed to be a representation that no officer or director of such party, after reasonable investigation, has any knowledge of such matters.

          (e) Entire Agreement. This Indemnity and the Acquisition Agreement, together with the documents to be delivered pursuant hereto, represent the entire agreement between the parties relating to the subject matter hereof. There are no other courses of dealing, understanding, agreements, representations, or warranties, written or oral, except as set forth herein.

          (f) Survival. The representations, warranties, covenants and agreements contained herein shall be perpetual and shall survive the closing of the transactions contemplated by the Acquisition Agreement.

          (g) Counterparts. This Indemnity may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

          (h) Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                              ENERGY RESOURCES TECHNOLOGY LAND,
                              INC.

                              By___________________________________
                                  Joseph L. Fox, President


STATE OF COLORADO   )
                    :ss
COUNTY OF _______________     )

     On this _______ day of __________________, 2000, before me the undersigned authority, personally appeared Joseph L. Fox, known to me to be the president of Energy Resources Technology Land, Inc., and acknowledged to me that the above instrument was signed by him.

     WITNESS my hand and official seal.


                              _______________________________________
                              Notary Public



                               Appendix C

 PLAN OF MERGER


     THIS PLAN OF MERGER, dated June ____, 2000, is made and entered into by and between NPC Holdings, Inc., a Nevada corporation ("NPC"), and The
New Paraho Corporation, a Colorado corporation ("Paraho").   NPC is
sometimes hereinafter referred to as the "Surviving Corporation," and Paraho is sometimes hereinafter referred to as the "Constituent Corporation."

   WITNESSETH

     WHEREAS, Paraho is a corporation duly organized and existing under the laws of the state of Colorado, having an authorized capital of 75,000,000 shares of common stock, par value $0.01 per share (the "Common Stock of Paraho"), of which 50,772,982 shares are issued and outstanding as of the date hereof; and

     WHEREAS, NPC is a corporation duly organized and existing under the laws of the state of Nevada, having an authorized capital of 100,000,000 shares of common stock, par value $0.001 (the "Common Stock of NPC"), of which 1,000 shares are issued and outstanding as of the date hereof; and

     WHEREAS, the respective boards of directors of Paraho and NPC have each duly approved this Plan of Merger (the "Plan") providing for the merger of Paraho with and into NPC with NPC as the surviving corporation as authorized by the statutes of the states of Nevada and Colorado; and

     WHEREAS, Paraho owns all the issued and outstanding voting securities of NPC;

     NOW, THEREFORE, based on the foregoing premises and in consideration of the mutual covenants and agreements herein contained, and for the purpose of setting forth the terms and conditions of said merger and the manner and basis of causing the shares of Common Stock of Paraho to be converted into shares of Common Stock of NPC and such other provisions as are deemed necessary or desirable, the parties hereto have agreed and do hereby agree, subject to the approval and adoption of this Plan by the requisite vote of the stockholders of the Constituent Corporation, and subject to the conditions hereinafter set forth, as follows:

    ARTICLE I
MERGER AND NAME OF SURVIVING CORPORATION

     On the effective date of the merger, Paraho shall cease to exist separately and NPC shall be merged with and into NPC, which is hereby designated as the "Surviving Corporation," the name of which on and after the effective date of the merger shall be "NPC Holdings, Inc." or such other name as may be available and to which the parties may agree.

   ARTICLE II
TERMS AND CONDITIONS OF MERGER

     The terms and conditions of the merger are (in addition to those set forth elsewhere in this Plan) as follows:

          (a)  On the effective date of the merger:

                    (i) Paraho shall be merged into NPC to form a single corporation and NPC shall be, and is designated herein as, the Surviving Corporation;

                    (ii) The separate existence of Paraho shall cease;

                    (iii) The Surviving Corporation shall have all the rights, privileges, immunities, and powers and shall be subject to all duties and liabilities of a corporation organized under the laws of Nevada; and

                    (iv) The surviving Corporation shall thereupon and thereafter possess all the rights, privileges, immunities, and franchises, of a public as well as of a private nature, of the Constituent Corporation; and all property, real, personal, and mixed, and all debts due of whatever account, including subscriptions to shares, and all other causes of action, and all and every other interest, of or belonging to or due to the Constituent Corporation, shall be taken and deemed to be transferred to and vested in the Surviving Corporation without further act or deed; the title to any real estate, or any interest therein, vested in the Constituent Corporation shall not revert or be in any way impaired by reason of the merger; the Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of the Constituent Corporation; any claim existing or action or proceeding pending by or against the Constituent Corporation may be prosecuted as if the merger had not taken place, or the Surviving Corporation may be substituted in place of the Constituent Corporation; and neither the rights of creditors nor any liens on the property of the Constituent Corporation shall be impaired by the merger.

          (b) On the effective date of the merger, the board of directors of the Surviving Corporation and the members thereof, shall be and consist of the members of the board of directors of Paraho immediately prior to the merger, to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

          (c) On the effective date of the merger, the officers of the Surviving Corporation shall be and consist of the officers of Paraho immediately prior to the merger, such officers to serve thereafter in accordance with the bylaws of the Surviving Corporation and until their respective successors shall have been duly elected and qualified in accordance with such bylaws and the laws of the state of Nevada.

     If on the effective date of the merger, a vacancy shall exist in the board of directors or in any of the offices of the Surviving Corporation, such vacancy may be filled in the manner provided in the bylaws of the Surviving Corporation and the laws of the state of Nevada.

   ARTICLE III
MANNER AND BASIS OF CONVERTING SHARES

     The manner and basis of converting the shares of Common Stock of Paraho into shares of the Common Stock of NPC, and the mode of carrying the merger into effect are as follows:

          (a) Each one share of Common Stock of Paraho outstanding on the effective date of the merger shall, without any action on the part of the holder thereof, be converted into one fully paid and nonassessable share of Common Stock of the Surviving Corporation, so that the 50,772,982 outstanding shares of Paraho are converted into an aggregate of 50,772,982 shares of NPC, which shall be, on conversion, validly issued and outstanding, fully paid, and nonassessable, and shall not be liable to any further call, nor shall the holder thereof be liable for any further payment with respect thereto. Until so surrendered, each such outstanding certificate of Paraho which, prior to the effective date of the merger, represented shares of the Common Stock of Paraho shall for all purposes evidence the ownership of the shares of Common Stock of NPC into which such shares shall have been converted. NPC shall not issue any fractional interest in shares of Common Stock of NPC in connection with the aforesaid conversion and the number of shares of NPC to which Paraho shares will be converted shall be rounded to the nearest whole number of shares.

          (c) All shares of Common Stock of NPC into which shares of the Common Stock of Paraho shall have been converted pursuant to this
     Article III shall be issued in full satisfaction of all rights pertaining to the shares of Common Stock of Paraho.

          (d) If any certificate for shares of Common Stock of NPC is to be issued in a name other than that in which the certificate surrendered in exchange therefor is registered, it shall be a condition of the issuance thereof that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange pay to NPC or any agent designated by it any transfer or other taxes required by reason of the issuance of a certificate for shares of Common Stock of NPC in any name other than that of the registered holder of the certificate surrendered, or establish to the satisfaction of NPC and or any agent designated by it that such tax has been paid or is not payable.

   ARTICLE IV
ARTICLES OF INCORPORATION AND BYLAWS

     1. The articles of incorporation of NPC shall, on the merger becoming effective, be and constitute the articles of incorporation of the Surviving Corporation unless and until amended in the manner provided by law.

     2. The bylaws of NPC shall, on the merger becoming effective, be and constitute the bylaws of the Surviving Corporation until amended in the manner provided by law.

    ARTICLE V
OTHER PROVISIONS WITH RESPECT TO MERGER

     This Plan shall be submitted to a vote of shareholders of Paraho and NPC as provided by the laws of the states of Colorado and Nevada. After the approval or adoption thereof by the shareholders of Paraho and NPC in accordance with the requirements of the laws of the states of Colorado and Nevada, all required documents shall be executed, filed, and recorded in accordance with all requirements of the states of Colorado and Nevada.

   ARTICLE VI
APPROVAL AND EFFECTIVE DATE OF THE MERGER; MISCELLANEOUS MATTERS

     1. In order to aid the parties in establishing a date certain for effectiveness of the merger for accounting and other purposes, the merger shall be deemed to have become effective as of June ____, 2000, subject to performance of the following:

          (a) This Plan shall be authorized, adopted, and approved on behalf of the Constituent Corporation and the Surviving
     Corporation in accordance with the laws of the states of Colorado and Nevada; and

          (b) Articles of Merger (with this Plan attached as part thereof), setting forth the information required by, and executed and certified in accordance with, the laws of the states of Colorado and Nevada, shall be filed in the office of the secretary of state of the states of Colorado and Nevada and each secretary of state shall have issued a certificate of merger reflecting such filing.

     2. If at any time the Surviving Corporation shall deem or be advised that any further grants, assignments, confirmations, or assurances are necessary or desirable to vest, perfect, or confirm title in the Surviving Corporation, of record or otherwise, to any property of Paraho acquired or to be acquired by, or as a result of, the merger, the officers and directors of Paraho or any of them shall be severally and fully authorized to execute and deliver any and all such deeds, assignments, confirmations, and assurances and to do all things necessary or proper so as to best prove, confirm, and ratify title to such property in the Surviving Corporation and otherwise carry out the purposes of the merger and the terms of this Plan.

     3. For the convenience of the parties and to facilitate the filing and recording of this Plan, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument and all such counterparts together shall be considered one instrument.

     4. This Plan shall be governed by and construed in accordance with the laws of the state of Nevada.

     5. This Plan cannot be altered or amended except pursuant to an instrument in writing signed on behalf of the parties hereto.

     IN WITNESS WHEREOF, the Constituent Corporation has caused this Plan of Merger to be executed, all as of the date first above written.

The New Paraho Corporation    NPC Holdings, Inc.
a Colorado corporation        a Nevada corporation


By:_______________________    By:_________________________




                               Appendix D

                       THE NEW PARAHO CORPORATION
                     LONG-TERM STOCK INCENTIVE PLAN

                                SECTION 1

                                 GENERAL

1.1. Purpose.  The _______________________, Long-Term Stock Incentive
Plan (the "Plan") has been established by ____________________________ (the "Company") to (i) attract and retain persons eligible to participate in the Plan; (ii) motivate Participants, by means of appropriate incentives, to achieve long-range goals; (iii) provide incentive compensation opportunities that are competitive with those of other similar companies; and (iv) further identify Participants' interests with those of the Company's other shareholders through compensation that is based on the Company's common stock; and thereby promote the long-term financial interest of the Company and the Subsidiaries, including the growth in value of the Company's equity and enhancement of long-term shareholder return.

1.2. Participation. Subject to the terms and conditions of the Plan, the Committee shall determine and designate, from time to time, from among the Eligible Persons (including transferees of Eligible Persons to the extent the transfer is permitted by the Plan and the applicable Award Agreement), those persons who will be granted one or more Awards under the Plan, and thereby become "Participants" in the Plan. In the discretion of the Committee, a Participant may be granted any Award permitted under the provisions of the Plan, and more than one Award may be granted to a Participant. Awards may be granted as alternatives to or replacement of awards outstanding under the Plan, or any other plan or arrangement of the Company or a Subsidiary (including a plan or arrangement of a business or entity, all or a portion of which is acquired by the Company or a Subsidiary).

1.3. Operation, Administration, and Definitions. The operation and administration of the Plan, including the Awards made under the Plan, shall be subject to the provisions of Section 4 (relating to operation and administration). Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Section 6 of the Plan).
                                SECTION 2

                            OPTIONS AND SARS

2. 1.  Definitions.

(a) The grant of an "Option" entitles the Participant to purchase shares of Stock at an Exercise Price established by the Committee. Options granted under this Section 2 may be either Incentive Stock Options ("ISOs") or Non-Qualified Options ("NQOs"), as determined in the discretion of the Committee. An "ISO" is an Option that is intended to satisfy the requirements applicable to an "incentive stock option" described in section 422(b) of the Code. An "NQO" is an Option that is not intended to be an "incentive stock option" as that term is described in section 422(b) of the Code.

(b) A stock appreciation right (an "SAR") entities the Participant to receive, in cash or Stock (as determined in accordance with subsection 2.5), value equal to (or otherwise based on) the excess of: (a) the Fair Market Value of a specified number of shares of Stock at the time of exercise; over (b) an Exercise Price established by the Committee.

2.2. Exercise Price. The "Exercise Price" of each Option and SAR granted under this Section 2 shall be established by the Committee or shall be determined by a method established by the Committee at the time the Option or SAR is granted; except that the Exercise Price shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant.

2.3. Exercise. An Option and an SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee.

2.4. Payment of Option Exercise Price. The payment of the Exercise Price of an Option granted under this Section 2 shall be subject to the following:

(a) Subject to the following provisions of this subsection 2.4, the full Exercise Price for shares of Stock purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described in paragraph 2.4(c), payment may be made as soon as practicable after the exercise).

(b) The Exercise Price shall be payable in cash or by tendering, by either actual delivery of shares or by attestation, shares of Stock acceptable to the Committee (including Shares deemed issued for purposes of exercising a conversion right under an Award), and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(c) The Committee may permit a Participant to elect to pay the Exercise Price upon the exercise of an Option by irrevocably authorizing a third party to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise.

2.5. Settlement of Award. Shares of Stock delivered pursuant to the exercise of an option or SAR shall be subject to such conditions, restrictions and contingencies as the Committee may establish in the applicable Award Agreement. Settlement of SARs may be made in shares of Stock (valued at their Fair Market Value at the time of exercise), in cash, or in a combination thereof, as determined in the discretion of the Committee. The Committee, in its discretion, may impose such conditions, restrictions and contingencies with respect to shares of Stock acquired pursuant to the exercise of an Option or an SAR as the Committee determines to be desirable.

                                SECTION 3

                           OTHER STOCK AWARDS

3.1. Definitions.

(a) A "Stock Unit" Award is the grant of a right to receive shares of Stock in the future.

(b) A "Performance Share" Award is a grant of a right to receive shares of Stock or Stock Units which is contingent on the achievement of performance or other objectives during a specified period.

(c) A "Restricted Stock" Award is an grant of shares of Stock, and a "Restricted Stock Unit" Award is the grant of a right to receive shares of Stock in the future, with such shares of Stock or right to future delivery of such shares of Stock subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

3.2. Restrictions on Stock Awards. Each Stock Unit Award, Restricted Stock Award, Restricted Stock Unit Award and Performance Share Award shall be subject to the following:

(a) Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee may designate whether any such Award being granted to any Participant are intended to be " performance-based compensation" as that term is used in section 162(m) of the Code. Any such Awards designated as intended to be "performance-based compensation" shall be conditioned on the achievement of one or more Performance Measures. For Awards intended to be "performance-based compensation," the grant of the Awards and the establishment of the Performance Measures shall be made during the period required under Code section 162(m). The "performance measures" that may be used by the Committee for such Awards shall be based on one or more of the following, as selected by the Committee:

     (i) operating profits (including EBITDA), net profits, earnings per share, profit returns and margins, revenues, shareholder return and/or value, stock price, or working capital, which may be measured on a Company, Subsidiary, or business unit basis; or

     (ii) any one or more of the performance criteria set forth in the preceding paragraph (i) measured on the basis of a relative comparison of entity performance to the performance of a peer group of entities or other external measure of the selected performance criteria;

provided, that profit, earnings, and revenues used for any performance measure shall exclude: gains or losses on operating asset sales or dispositions; litigation or claim judgments or settlements; accruals for historic environmental obligations; effect of changes in tax law or rate on deferred tax liabilities; accruals for reorganization and restructuring programs; uninsured catastrophic property losses; the cumulative effect of changes in accounting principles; and any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30.

                                SECTION 4

                      OPERATION AND ADMINISTRATION

4.1. Effective Date. Subject to the approval of the shareholders of the Company in the manner required by the laws of the state of Colorado, the Plan shall be effective as of ____________, 2000 (the "Effective Date"); provided, however, that to the extent that Awards are granted under the Plan prior to its approval by shareholders, the Awards shall be contingent on approval of the Plan by the shareholders of the Company. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that, to the extent required by the Code, no ISO may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted or, if earlier, the date the Plan is approved by shareholders.

4.2. Shares Subject to Plan. The shares of Stock for which Awards may be granted under the Plan shall be subject to the following:

(a) Subject to the following provisions of this subsection 4.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be 250,000.

(b) To the extent that any shares of Stock covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, or the shares of Stock are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(c) If the exercise price of any stock option granted under the Plan or any Prior Plan is satisfied by tendering shares of Stock to the Company (by either actual delivery or by attestation), only the number of shares of Stock issued net of the shares of Stock tendered shall be deemed delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan.

(d) Subject to paragraph 4.2(e), the following additional maximums are imposed under the Plan.

(i) The maximum number of shares of stock that may be issued by Options intended to be ISOs shall be 250,000 shares.
(ii) The maximum number of shares of Stock that may be issued in conjunction with Awards granted pursuant to Section 3 (relating to Stock Awards) shall be 250,000 shares.

(iii) The maximum number of shares that may be covered by Awards granted to any one individual pursuant to Section 2 (relating to Options and SARs) shall be 50,000 shares during any one-calendar year period.

(iv) No more than 50,000 shares of Stock may be subject to Stock Unit awards, Restricted Stock Awards, Restricted Stock Unit Awards and Performance Share Awards that are intended to be "performance-based compensation" (as that term is used for purposes of Code section 162(m)) granted to any one individual during any one-calendar-year period (regardless of when such shares are deliverable).

(e) In the event of a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the Committee may adjust Awards to preserve the benefits or potential benefits of the Awards. Action by the Committee may include: (i) adjustment of the number and kind of shares which may be delivered under the Plan; (ii) adjustment of the number and kind of shares subject to outstanding Awards; (iii) adjustment of the Exercise Price of outstanding Options and SARs; and (iv) any other adjustments that the Committee determines to be equitable.

4.3. General Restrictions. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any shares of Stock under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933), and the applicable requirements of any securities exchange or similar entity.

(b) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

4.4. Tax Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of the applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of shares of Stock which the Participant already owns, or through the surrender of shares of Stock to which the Participant is otherwise entitled under the Plan.

4.5. Use of Shares. Subject to the overall limitation on the number of shares of Stock that may be delivered under the Plan, the Committee may use available shares of Stock as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or a Subsidiary, including the plans and arrangements of the Company or a Subsidiary assumed in business combinations.

4.6. Dividends and Dividend Equivalents. An Award (including without limitation an Option or SAR Award) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in shares of Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

4.7. Payments. Awards may be settled through cash payments, the delivery of shares of Stock, the granting of replacement Awards or combination thereof as the Committee shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies, as the Committee shall determine. The Committee may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred Stock equivalents. Each Subsidiary shall be liable for payment of cash due under the Plan with respect to any Participant to the extent that such benefits are attributable to the services rendered for that Subsidiary by the Participant. Any disputes relating to liability of a Subsidiary for cash payments shall be resolved by the Committee.

4.8 Transferability. Except as otherwise provided by the Committee, Awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution.

4.9 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

4.10 Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not require that the Participant shall sign a copy of such document. Such document is referred to in the Plan as an "Award Agreement" regardless of whether any Participant signature is required.

4.11 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the board (including a committee of the board) who are duly authorized to act for the board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of such company.

4.12. Gender and Number. Where the context admits, words in any gender shall include any other gender, words in the singular shall include the plural and the plural shall include the singular.

4.13.     Limitation of Implied Rights.

(a) Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in their sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b) The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating person the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. Except as otherwise provided in the Plan, no Award under the Plan shall confer upon the holder thereof any rights as a shareholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

4.14. Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information, which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

                                SECTION 5

                                COMMITTEE

5.1. Administration. The authority to control and manage the operation and administration of the Plan shall be vested in a committee (the "Committee") in accordance with this Section 5. The Committee shall be selected by the Board, and shall consist solely of one or more members of the Board who are not employees. If the Committee does not exist, or for any other reason determined by the Board, the Board may take any action under the Plan that would otherwise be the responsibility of the Committee.

5.2. Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

(a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Persons those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and (subject to the restrictions imposed by Section 6) to cancel or suspend Awards.

(b) To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of jurisdictions outside of the United States.

(c) The Committee will have the authority and discretion to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms and provisions of any Award Agreement made pursuant to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the articles and by-laws of the Company, and applicable state corporate law.

5.3. Delegation by Committee. Except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

5.4. Information to be Furnished to Committee. The Company and Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

                                SECTION 6

                        AMENDMENT AND TERMINATION

The Board may, at any time, amend or terminate the Plan, provided that no amendment or termination may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely affect the rights of any Participant or beneficiary under any Award granted under the Plan prior to the date such amendment is adopted by the Board; provided that adjustments pursuant to subsection 4.2(e) shall not be subject to the foregoing limitations of this Section 6.

                                SECTION 7

                              DEFINED TERMS

In addition to the other definitions contained herein, the following definitions shall apply:

(a) Award. The term "Award" shall mean any award or benefit granted under the Plan, including, without limitation, the grant of Options, SARs, Stock Unit Awards, Restricted Stock Awards, Restricted Stock Unit
Awards and Performance Share Awards.

(b) Board. The term "Board" shall mean the Board of Directors of the Company.

(c) Code. The term "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

(d) Eligible Person. The term "Eligible Person" shall mean any director, officer, employee or consultant of the Company or a Subsidiary. An
Award may be granted to a person in connection with hiring, retention or otherwise prior to the date the person first performs services for the Company or the Subsidiaries, provided that such Award shall not become vested prior to the date the person first performs such services.

(e) Fair Market Value. For purposes of determining the "Fair Market Value" of a share of Stock as of any date, the following rules shall apply:

(i) If the principal market for the Stock is a national securities exchange or the NASDAQ stock market, then the "Fair Market Value" as of that date shall be the mean between the lowest and highest reported sale prices of the Stock on that date on the principal exchange which the Stock is then listed or admitted to trading.

(ii) If sale prices are not available or if the principal market for the Stock is not a national securities exchange and the Stock is not quoted on the NASDAQ stock market, the average between the highest bid and lowest asked prices for the Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by the National Quotation Bureau, Incorporated or a comparable service.

(iii) If the day is not a business day, and as a result, paragraphs (i) and (ii) above are inapplicable, the Fair Market Value of the Stock shall be determined as of the last preceding business day. If paragraphs (i) and (ii) above are otherwise inapplicable, then the Fair Market Value of the Stock shall be determined in good faith by the Committee.

(f) Subsidiaries. The term "Subsidiary" means any company during any period in which it is a "subsidiary corporation" (as that term is defined in Code section 424(f)) with respect to the Company.

(g) Stock. The term "Stock" shall mean shares of common stock of the Company.


                               Appendix E

               THE NEW PARAHO CORPORATION AND SUBSIDIARIES

                       CONSOLIDATED BALANCE SHEETS
                                               PROFORMA
ASSETS                             March 31,   March 31,    June 30,
                                     2000        2000         1999
                                 (Unaudited) (Unaudited)
Current Assets:
     Cash                          $ 6,221        $0        $60,746
     Accounts Receivable                 0         0         11,000
     Note Receivable (Note 2)            0         0              0
     Interest Receivable                 0         0              0
     Prepaid Expenses and other      4,781         0          9,771
     Inventory                           0         0              0
                                    ------      ----         ------
     Total Current Assets           11,022         0         81,517

Supplies                            12,044         0         12,044

Plant, Furniture and Equipment,
     at cost (net of accumulated
     depreciation)                     614         0            614

Mineral Properties                  40,525         0         40,525

Patent, at cost (net of
     accumulated amortization)      26,392         0         28,489

Other Assets                        27,000         0         27,000
                                   -------      ----        -------
     Total Assets                 $117,577      $  0       $190,189



               THE NEW PARAHO CORPORATION AND SUBSIDIARIES
                       CONSOLIDATED BALANCE SHEETS


                                                     PROFORMA
LIABILITIES AND SHAREHOLDER' EQUITY      March 31,   March 31,   June 30,
                                           2000        2000        1999
                                       (Unaudited)  (Unaudited)
Current Liabilities:
     Accounts Payable                    $23,462       $0        $ 23,511
     Accrued Liabilities                   5,810        0           2,000
     Reclamation Liability               100,000        0         100,000
                                         -------                  -------
     Total Current Liabilities           129,272        0         125,511

Long Term Liabilities:
     Note Payable (Note 3)               865,596        0         865,596

Shareholder's Equity:
     Common Stock - $ .01 par value,
        authorized   75,000,000 shares;
        issued   50,980,400; outstanding
        50,772,982                       507,730   507,730        507,730
     Par value of common stock issued
        In excess of the fair market
        value of assets acquired        (352,648) (352,648)      (352,648)
     Retained earnings                 (1,032,37) (155,082)      (956,000)
                                        --------   -------        -------
Total shareholders' equity (deficit)    (877,291)        0       (800,918)
                                         -------   -------        -------
Total liabilities and
    shareholders' equity                $117,577        $0       $190,189




                          [Proxy Form Appendix]

                       The New Paraho Corporation
                    Suite 104, 5387 Manhattan Circle
                        Boulder,  Colorado  80303

       THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints __________________ and ________________ as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of The New Paraho Corporation (the
"Company") held of record by the undersigned on May 25, 2000, at the Special Meeting of Stockholders to be held on June 28, 2000, and at any adjournment or postponement thereof.

Proposal No. 1 To transfer all or substantially all of the Company's assets to Shale Technologies, L.L.C.

     []  For      []   Against       []   Abstain

Proposal No. 2 The election of each of the following persons as directors of the Company; Kelly H. Adams, Pete R. Falvo and Christopher J. Nielsen

(1)  Kelly H. Adams       (2)  Pete R. Falvo  (3) Christopher J. Nielsen

     []   For  all nominees
     []   Withhold all nominees
     []  Withhold authority to vote for any individual nominee.  Write number(s) of nominee(s) ____

Proposal No. 3 Approve the plan of merger to effect a change of domicile from Colorado to Nevada and change the capitalization from 75,000,000 shares of common stock, par value $.01 to 100,000,000 shares of common stock, par value $.001.

     []  For      []   Against       []   Abstain

Proposal No. 4 Approve change of the Company's corporate name to "NPC
Holdings, Inc." by amending Articles of Incorporation

     []  For      []   Against       []   Abstain

Proposal No. 5 To approve the Company's Stock Incentive Plan

     []  For      []   Against       []   Abstain

Proposal No. 6      Approval of all other matters by the persons named in
the proxies in accordance with their Judgment

     []  For      []   Against       []   Abstain


Note      The proxies are authorized to vote in accordance with their judgment on any matters other than those referred to herein that are properly presented for consideration and action at the Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted for Proposal No.'s 1, 2, 3, 4, 5 and 6.

All other proxies heretofore given by the undersigned to vote shares of stock of the Company, which the undersigned would be entitled to vote if personally present at the Special Meeting or any adjournment or postponement thereof, are hereby expressly revoked.

                                        Dated:_____________, 2000

                                        ________________________________

                                        ________________________________

Please sign it exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer or person.

Please mark, sign, date and promptly return the proxy card. If your address is incorrectly shown, please print changes.

</TEXT.

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